UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

ENOCHIAN BIOSCIENCES INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if
other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

ENOCHIAN BIOSCIENCES INC.

1927 Paseo Rancho Castilla

Los Angeles, CA 90032

Dear Stockholder:

You are invited to attend the 2023 Annual Meeting of Stockholders of Enochian Biosciences Inc., which will be held on Thursday, June 22, 2023, 12:00 P.M., Eastern Standard Time. The 2023 Annual Meeting will be held via the internet and will be a completely virtual meeting. To register to attend the virtual Annual Meeting, please visit http://www.viewproxy.com/enochianbio/2023/htype.asp before 11:59 PM EST on June 19, 2023. Stockholders who properly register to attend the Annual Meeting may attend the Annual Meeting by clicking on the link provided in the e-mail sent to you after you have successfully registered. You will need the password to access the virtual Annual Meeting that you will be receiving two (2) days prior to the meeting.

Details regarding the meeting and the business to be conducted are described in the accompanying proxy statement. The proxy statement contains information on matters to be voted upon at the 2023 Annual Meeting of Stockholders. In addition to considering the matters described in the proxy statement, we will report on matters of interest to our stockholders.

Whether or not you plan to attend the meeting, we encourage you to vote as soon as possible to ensure that your shares are represented at the meeting. The proxy statement explains more about proxy voting, so please read it carefully. Please complete, date, sign and return the accompanying proxy card in the enclosed envelope or vote online or by telephone using the instructions included on the proxy card, to ensure the presence of a quorum at the meeting. Even if you have voted by proxy, and you attend the meeting virtually, you may, if you prefer, revoke your proxy and vote your shares in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you will not be permitted to vote in person at the meeting unless you first obtain a legal proxy issued in your name from the record holder.

The proxy statement is dated May 16, 2023 and is expected to be first mailed to stockholders of Enochian Biosciences Inc. on or about May 17, 2023. The proxy statement and 2022 Annual Report on Form 10-K are available at http://www.viewproxy.com/enochianbio/2023.

We look forward to your continued support.

Sincerely,

/s/ Mark R. Dybul
Mark R. Dybul
Chief Executive Officer and Director

May 16, 2023

ENOCHIAN BIOSCIENCES INC.

PROXY STATEMENT FOR THE
2023 MEETING OF STOCKHOLDERS

Enochian Biosciences Inc. (“we,” “us,” “our,” “Enochian,” or the “Company”) is providing these proxy materials in connection with the 2023 Annual Meeting of Stockholders of Enochian Biosciences Inc. (the “2023 Meeting”). This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the 2023 Meeting.

QUESTIONS AND ANSWERS ABOUT THE 2023 MEETING

Q:	When and where will the Annual Meeting take place?

A:	The 2023 Meeting will be held on Thursday, June 22, 2023 at 12:00 P.M. EST. The 2023 Meeting will be a completely virtual meeting, which will be conducted via a live webcast. Stockholders who properly register to attend the 2023 Meeting may attend the 2023 Meeting by clicking on the link provided in the e-mail sent to you after you have successfully registered. You will receive the password needed to access the virtual 2023 Meeting two (2) days prior to the meeting. To allow ample time for check-in procedures, we encourage you to access the virtual meeting webcast 20 minutes prior to the beginning of the meeting by clicking on the link provided in the email that will be sent to you after you successfully register. If you have difficulties checking in or during the 2023 Meeting, please call Alliance Advisors technical support at (866) 612-8937 or email virtualmeeting@viewproxy.com.

Q:	Who is entitled to vote at the 2023 Meeting?

A:

Holders of our common stock, par value $0.0001 per share (“Common Stock”), at the close of business on May 10, 2023, the record date for the 2023 Meeting (the “Record Date”), are entitled to receive notice of the 2023 Meeting (the “Meeting Notice”), and to vote their shares at the 2023 Meeting and any related adjournments or postponements. The Meeting Notice, proxy statement and form of proxy are first expected to be made available to stockholders on or about May 16, 2023. A stockholder of record as of the Record Date will be able to vote during the meeting by following the instructions that will be emailed two (2) days prior to the 2023 Meeting and may submit questions for consideration during the meeting online. Beneficial owners who are not stockholders of record who have received a legal proxy from a bank or broker and provided a copy during registration or who have emailed the legal proxy to virtualmeeting@viewproxy.com prior to the meeting will also be able to vote during the meeting by following the instructions that will be emailed two (2) days prior to the 2023 Meeting and may submit questions for consideration during the meeting online.

As of the close of business on the Record Date, there were 58,183,591 shares of our Common Stock outstanding and entitled to vote. Holders of our Common Stock are entitled to one (1) vote per share at the 2023 Meeting. Holders of the Common Stock are collectively referred to herein as the Company’s “stockholders.” At the 2023 Meeting, there are a total of 58,183,591 possible votes with respect to the outstanding shares of capital stock entitled to vote at the 2023 Meeting.

Q:	How do I register to attend the 2023 Meeting?

A:

If you own shares of Common Stock registered in your name on the books of our transfer agent, as of the close of business on the Record Date for the 2023 Meeting, you are a stockholder of record. To register, please visit http://www.viewproxy.com/enochianbio/2023/htype.asp and click “Registration for Registered Holders” and enter your name, address and phone number and click submit.

If you hold shares of Common Stock in an account at a broker, bank, trust or other nominee as of the close of business on the Record Date for the 2023 Meeting you are a Beneficial Owner, rather than a stockholder of record. To register, please visit http://www.viewproxy.com/enochianbio/2023/htype.asp and click “Registration for Beneficial Holders” and enter your name, phone number and email, and click submit. If you wish to vote electronically at the 2023 Meeting, please upload during registration or email a copy of your legal proxy that you have obtained from your bank or broker to virtualmeeting@viewproxy.com.

Q:	What is a stockholder of record?

A:	A stockholder of record is a stockholder whose ownership of our Common Stock is reflected directly on the books and records of our transfer agent, Securities Transfer Corporation. If you hold stock through an account with a bank, broker or similar organization, you are considered the beneficial owner of shares held in “street name” and are not a stockholder of record. For shares held in street name, the stockholder of record is your bank, broker or similar organization. We only have access to stock ownership information for stockholders of record. As described below, if you are not a stockholder of record, you will not be able to vote your shares unless you have a proxy from the stockholder of record authorizing you to vote your shares.

Q:	Why am I receiving these materials?

A:	You have received these proxy materials because the Board of Directors (the “Board”) is soliciting your proxy to vote your shares at the 2023 Meeting. This proxy statement includes information that we are required to provide to you under Securities and Exchange Commission (“SEC”) rules and is designed to assist you in voting your shares.

Q:	What is a proxy?

A:	Our Board is asking for your proxy. This means you authorize persons selected by us to vote your shares at the 2023 Meeting in the way that you instruct. All shares represented by valid proxies received before the 2023 Meeting will be voted in accordance with the stockholder’s specific voting instructions.

Q:	What is included in these materials?

A:	These materials include:

● this proxy statement for the 2023 Meeting;

● a proxy card for the 2023 Meeting; and

● our Annual Report on Form 10-K for the year ended June 30, 2022.

Q:	What are the quorum requirements for the 2023 Meeting?

A:

The presence in person or by proxy of at least a majority of the issued and outstanding shares entitled to vote at the 2023 Meeting constitutes a quorum. Your shares will be counted as present at the 2023 Meeting for purposes of determining whether there is a quorum if a proxy card has been properly submitted by you or on your behalf, or you vote virtually at the 2023 Meeting. Abstaining votes and broker non-votes are counted for purposes of establishing a quorum.

Q:	How can I find out the results of the voting at the 2023 Meeting?

A:

Preliminary voting results will be announced at the 2023 Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four (4) business days after the 2023 Meeting. If final voting results are not available to us in time to file a Form 8-K within four (4) business days after the 2023 Meeting, we intend to file a Form 8-K to publish preliminary results and, within four (4) business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Q:	What matters will the stockholders vote on at the 2023 Meeting?

The stockholders will vote on the following proposals:

●	Proposal 1. Election of Directors.

●	Proposal 2. Approval of the Enochian BioSciences Inc. 2023 Equity Incentive Plan.

●	Proposal 3. Ratification of Independent Registered Public Accounting Firm.

The Board is not aware of any other matters to be brought before the 2023 Meeting. If other matters are properly raised at the meeting, the proxy holders may vote any shares represented by proxy in their discretion.

Q:	What vote is required to approve these proposals?

A:	Provided a quorum is present, the following are the voting requirements for each proposal:

●	Proposal 1. Election of Directors. Each of the seven (7) nominees will be elected by a “plurality” of votes cast at the 2023 Meeting, which means that the seven (7) nominees who receive the highest number of “FOR” votes will be elected as directors. Abstentions and broker non-votes will have no effect on the outcome of Proposal 1.

●	Proposal 2. Approval of Incentive Plan. The 2023 Equity Incentive Plan will be approved if a majority of the votes cast by stockholders virtually or via proxy with respect to this matter are cast in favor of the proposal. You may vote “for” or “against” or abstain from voting on Proposal 2. Abstentions and broker non-votes will have no effect on the outcome of Proposal 2.

●	Proposal 3. Ratification of Independent Registered Public Accounting Firm. The appointment of Sadler as Company’s independent registered public accounting firm will be ratified if a majority of the votes cast by stockholders virtually or via proxy with respect to this matter are cast in favor of the proposal. You may vote “for” or “against” or abstain from voting on Proposal 3. Abstentions and broker non-votes will have no effect on the outcome of Proposal 3.

Q:	What are the Board’s voting recommendations?

A:	Our Board recommends that you vote your shares:

●	“FOR” the seven (7) directors nominated by our Board as directors, each to serve until the next annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified;

●	“FOR” the approval of the 2023 Equity Incentive Plan; and

●	“FOR” the ratification of Sadler as the Company’s independent registered public accounting firm.

Q:	How do I vote?

A:	You may vote by any of the following methods:

●	If you are a registered holder, you may vote over the internet at www.AALVote.com/ENOB or vote by telephone at (866) 804-9616. Please see your proxy card for voting instructions;

●	By mail. If you elected to receive printed proxy materials by mail, you may vote by signing and returning the proxy card provided. Please allow sufficient time for mailing if you decide to vote by mail.

●	Virtually during the 2023 Meeting. You may vote by attending the 2023 Meeting online. Please register at http://www.viewproxy.com/enochianbio/2023/htype.asp and enter your stockholder information provided on the proxy card mailed to you. A voting link will be available during the virtual meeting.

●	Beneficial owners of shares held in “street name.” You may vote by following the voting instructions provided to you by your bank or broker.

Q:	How can I change or revoke my vote?

A:	You may change your vote as follows:

●	Stockholders of record. You may change or revoke your vote as follows:

●	By submitting a written notice of revocation to our Secretary at our principal executive offices, Attention: Luisa Puche, Chief Financial Officer;

●	By timely delivering a properly executed, later-dated proxy or submitting a proxy with new voting instructions using the telephone or internet voting system; or

●	By voting during the meeting. For all methods of voting, the last vote cast will supersede all previous votes.

●	Beneficial owners of shares held in “street name.” You may change or revoke your voting instructions by following the specific directions provided to you by your bank, broker or other nominee.

Q:	What if I do not specify a choice for a matter when returning a proxy?

A:	Your proxy will be treated as follows:

Stockholders of record. If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion for any other matters properly presented for a vote at the meeting.

Beneficial owners of shares held in street name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is referred to as a “broker non-vote.”

Q:	Which ballot measures are considered “routine” or “non-routine”?

A:	Proposals 1 and 2 are considered to be non-routine matters under applicable rules. Proposal 3 is considered to be a routine matter. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposals 1 and 2.

Q:	How are proxies solicited and what is the cost?

A:	We are making, and we will bear all expenses incurred in connection with the solicitation of proxies. In addition to solicitation by mail, our directors, officers, and employees may solicit proxies from stockholders by telephone, letter, email or in person without compensation. We will reimburse banks, brokerage firms and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to stockholders and obtaining their votes.

Q:	What should I do if I have questions regarding the 2023 Meeting?

A:	If you have any questions about the 2023 Meeting or would like additional copies of any of the documents referred to in this proxy statement, you should email our Investor Relations department at ir@enochianbio.com.

Q:	How are votes counted?

A:	Votes will be counted by the inspector of election for the meeting, who will separately count votes “For”, “Withhold”, “Against”, abstentions, and if applicable, broker non-votes applicable for each proposal.

PROPOSAL 1 - ELECTION OF DIRECTORS

General

The Board is currently comprised of seven (7) directors. At the 2023 Meeting, a board of seven (7) directors will be elected, each to hold office until the succeeding annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified (or, if earlier, such director’s removal or resignation from our Board). Information concerning all director nominees appears below. Management does not anticipate that any of the persons named below will be unable or unwilling to stand for election. All of the Board’s nominees are incumbent directors of the Company.

Information Concerning Director Nominees

The following is a description of the business experience, qualifications, skills, and educational background of each of our directors who is not also an executive officer, including each director’s relevant business experience:

Mr. Renè Sindlev. Mr. Sindlev, age 61, has served as the Chairman of the Board of Directors since June 2017. Mr. Sindlev has been successfully self-employed since 1985 from the age of 23. He has been an investor and entrepreneur since 1997 through his holding companies including RS Group ApS, RS Arving ApS, RS Family ApS, RS Aviation ApS and RS Bio ApS. In January of 2014, Mr. Sindlev established Dr. Smood Group of companies in both Denmark and the United States-a retail-chain of USDA Certified Organic health restaurants, an on-line e-commerce platform and several beverage companies. Since 2014 he has served as its chairman. Mr. Sindlev has previously founded, owned, developed, and sold more than 28 companies in the jewelry, aviation charter, real estate and biosciences businesses, such as World of Watches, Pandora A/S, RS Aviation ApS, MyFamily Office ApS, and Enochian Biosciences Inc., among many others. In 2002, Mr. Sindlev co-founded Pandora A/S and served as its President and Board Member, and as an advisor to the board before and after its IPO on Nasdaq Copenhagen in 2010. Mr. Sindlev co-founded Enochian Biosciences Inc. in February 2018 as an early biotech investor in DanDrit Biotech, Inc. We believe Mr. Sindlev’s experience as an entrepreneur in successfully building start-up companies from the ground up qualifies him to serve as a director and Chairman of the Board.

Dr. Mark Dybul. Dr. Dybul, age 59, was appointed our Chief Executive Officer (CEO) and principal executive officer, effective July 1, 2021. Prior to the appointment, he served as Executive Vice Chair of the Board since January of 2019 and as a director since February of 2018. Dr. Dybul served as a Professor in the Department of Medicine at Georgetown University Medical Center as of July 2017 and was the Faculty Co-Director of the Center for Global Health and Quality until he became Enochian BioSciences’ CEO. Dr. Dybul has worked on HIV and public health for nearly 30 years as a clinician, scientist, teacher, and administrator, most recently as the Executive Director of the Global Fund to Fight AIDS, Tuberculosis and Malaria from 2013 through May of 2017. Prior to joining the Global Fund, he was a principal architect and ultimately the head of the U.S. President’s Emergency Plan for AIDS Relief (PEPFAR), the largest international health initiative in history dedicated to a single disease, which achieved historic prevention, care, and treatment goals on time and on budget. During his tenure, the program’s funding grew from approximately $500 million to $6.5 billion annually. After serving as Chief Medical Officer, Assistant, Deputy and Acting Director, he was appointed as its leader in 2006, becoming U.S. Global AIDS Coordinator, with the rank of Ambassador at the level of an Assistant Secretary of State. He served until early 2009. Earlier in his career, after graduating from Georgetown Medical School in Washington D.C., Dr. Dybul joined the National Institute of Allergy and Infectious Diseases, as a research fellow under director Dr. Anthony Fauci, where he conducted basic and clinical studies on HIV virology, immunology, and treatment optimization, including the first randomized, controlled trial with combination antiretroviral therapy in Africa. Dr. Dybul has written extensively in scientific and policy literature, and has received several honorary degrees and awards, including a Doctor of Science, Honoris Causa, from Georgetown University. Dr. Dybul is a member of the National Academy of Medicine. We believe Dr. Dybul’s extensive experience in HIV and public health, as well as from being an educator and administrator, qualifies him to serve as director and Chief Executive Officer.

 Dr. Carol Brosgart. Dr. Brosgart, age 71, has served as a Director since December of 2019. Dr. Brosgart serves on the boards of public and privately held biotech companies and public, not-for-profit, domestic and global health organizations. She is also a member of the Board of Directors of Galmed Pharmaceuticals Ltd. (NASDAQ: GLMD), Abivax SA (Euronext: ABVX), Merlin Biotech and Eradivir, Inc. She also is the Chair of Enochian’s Scientific Advisory Board on HBV Cure and is the Chair of the Scientific Advisory Committee for Hepion Pharmaceuticals, Inc. (NASDAQ: HEPA), a biotechnology company working in the area of HBV Cure, NASH and Hepatocellular Carcinoma. Previously, she served as a member of Tobira Therapeutics’ Board of Directors from September 2009 until Allergan acquired Tobira in November 2016; and, she was formerly on the following biotechnology Boards: Juvaris, a vaccine company, Intrivo Diagnostics and Mirum Pharmaceuticals. She is also a scientific advisor and consultant to a number of biotechnology companies in the areas of liver disease and infectious diseases (Dynavax, Hepion, Immgenuity, Moderna, and Pardes Biosciences). Dr. Brosgart serves as a Board member for the non-profit organization, Berkeley Community Scholars (headquartered in California). She serves on the Steering Committee of the HBV Cure Group and is also member of the Liver Forum, both at the Forum for Collaborative Research at UC Berkeley School of Public Health. She is a member of the Board of the Hepatitis B Foundation (HBF); serves on the Medical and Scientific Advisory Committee of the Hepatitis B Foundation; and she is the Research Integrity Officer for the Hepatitis B Foundation and the Baruch S. Blumberg Institute. Dr. Brosgart also serves on the National Advisory Committee of Hepatitis B United. She served for many years on the Boards of the SF AIDS Foundation and the Pangaea Global AIDS Foundation. She is active in the public policy arena for the following professional organizations: AASLD and IDSA/HIVMA. Dr. Brosgart served as Senior Advisor on Science and Policy to the Division of Viral Hepatitis at the CDC and the Viral Hepatitis Action Coalition at the CDC Foundation from 2011 to 2014. Dr. Brosgart has also served as a member on the faculty of the School of Medicine at the University of California, San Francisco for the past four decades, where she is a Clinical Professor of Medicine, Biostatistics and Epidemiology in the Division of Global Health and Infectious Diseases. Previous positions include, serving as Chief Medical Officer at biotechnology company Alios BioPharma, Inc. Prior to Alios, Dr. Brosgart served as Senior Vice President and Chief Medical Officer of Children’s Hospital & Research Center in Oakland, California, from 2009 until February 2011. Previously, she served for eleven years, from 1998 until 2009, at the biopharmaceutical company Gilead Sciences, Inc., where she held a number of senior management roles, most recently as Vice President, Public Health and Policy and earlier as Vice President, Clinical Research and Vice President, Medical Affairs and Global Medical Director, Hepatitis. She led the clinical development and FDA approval of a number of agents at Gilead, including Viread™ and Hepsera™. Prior to Gilead, Dr. Brosgart worked for more than 20 years in clinical care, research, and teaching at several Bay Area medical centers. She was the founder and Medical Director of the East Bay AIDS Center at Alta Bates Medical Center in Berkeley, California, from 1987 until 1998 and served as the Medical Director of Central Health Center, Oakland, California, of the Alameda County Health Care Services Agency from 1978 until 1987. Dr. Brosgart received a B.S. in Community Medicine from the University of California, Berkeley and received an M.D. from the University of California, San Francisco. Her residency training was in pediatrics, public health, and preventive medicine at UCSF and UC Berkeley School of Public Health. She has published extensively in the areas of HIV, HBV, CMV, and liver disease. We believe Dr. Brosgart’s extensive clinical experience in HIV and HBV, her significant clinical research and regulatory experience, and her service in senior management and on numerous public and private boards in the biotechnology industry qualify her to serve as a director.

Mr. Gregg Alton. Mr. Alton, age 57, has served as a director since December 2019. Mr. Alton joined the Board after serving for 20 years at the biopharmaceutical company Gilead Sciences, Inc. At Gilead, Mr. Alton served as interim Chief Executive Officer, responsible for the company’s strategy, growth, and operations. As Chief Patient Officer, he led Gilead’s patient outreach and engagement initiatives and the company’s efforts to facilitate access to its medicines around the world. He oversaw the corporate and medical affairs functions and developing world access programs, as well as its digital patient solutions and patient-centered outcomes groups and commercial operations in certain countries. Mr. Alton joined Gilead in 1999 and held a number of positions at the company with experience in legal, medical affairs, policy and commercial. He previously served as general counsel. Prior to joining Gilead, he was an attorney at the law firm of Cooley Godward, LLP, where he specialized in mergers and acquisitions, corporate partnerships and corporate finance transactions for healthcare and information technology companies. Mr. Alton is a member of the Board of Directors of Corcept Therapeutics Incorporated (NASDAQ: CORT), Brii Biosciences Limited, Novavax, Inc. (NASDAQ: NVAX), the Hepatitis Fund and the Boys and Girls Clubs of Oakland. Mr. Alton serves as a board observer for GARDP. He also serves on the U.S. government’s President’s Advisory Council on HIV/AIDS, and the advisory board for the UC Berkeley College of Letters & Science. Mr. Alton received a bachelor’s degree in legal studies from the University of California at Berkeley and a law degree from Stanford University. We believe Mr. Alton’s decades of experience in senior management at a large pharmaceutical company, along with his legal and governance experience qualifies him to serve as a director.

Mr. James Sapirstein. Mr. Sapirstein, age 61, has served as a director since March of 2018. Mr. Sapirstein joined the Board after having served over thirty-seven years in the pharmaceutical industry. He is currently the Chairman, President and CEO of First Wave BioPharma, Inc. (NASDAQ: FWBI) (formerly AzurRx BioPharma) where he has served since 2019. Prior to joining First Wave Bio, he served as the CEO and a director of ContraVir Pharmaceuticals, Inc. (now Hepion), which is a company specializing in the Hepatitis B space. After beginning his career in 1984 with Eli Lilly, he accepted a position at Hoffmann-LaRoche in 1987, where he served for almost a decade as part of its commercial teams in the US and abroad. He held a number of positions at Hoffmann-LaRoche, before moving to Bristol Myers Squibb (BMS) in 1996 as the Director of International Marketing in the Infectious Disease group. While at BMS, he worked on several important HIV/AIDS projects including Secure the Future. Later, Mr. Sapirstein started his career in smaller biotech companies when he joined Gilead Sciences, Inc. (GILD) in order to lead the Global Marketing team in its launch of Viread (tenofovir). In 2002, he accepted the position of Executive Vice President Metabolic and Endocrinology for Serono Laboratories before becoming the founding CEO of Tobira Therapeutics in 2006. In 2012, after several years in the infectious diseases space, Mr. Sapirstein became the CEO of Alliqua Therapeutics at Alliqua, Inc. He is also a Board Director for the Emerging Companies and Health Section Boards of the Biotechnology Innovation Organization (BIO) and the Chairman Emeritus of BIO’s New Jersey Chapter (BioNJ). Mr. Sapirstein also serves on the boards of directors of Blue Water Biotech, Inc. (NASDAQ: BWV) and ZyVersa Therapuetics, Inc. (NASDAQ: ZVSA). Mr. Sapirstein received his MBA from Fairleigh Dickinson University and his bachelor’s degree in pharmacy from Rutgers University. We believe Mr. Sapirstein’s extensive experience as a biotechnology executive and as a board member in the biopharma industry and industry associations qualifies him to serve as a director.

Mr. Henrik Grønfeldt-Sørensen. Mr. Grønfeldt-Sørensen, age 50, has served as a director since October of 2017, has been the Chief Executive Officer of RS Group ApS, RS Arving ApS and RS Family ApS since October of 2012, and he has served as a director of Dr. Smood Group, Inc. since January of 2014. RS Group is a family office in Denmark with global investments within the real estate, charter business, food and beverage, and biosciences industries. Mr. Grønfeldt-Sørensen has over 10 years’ experience in different CEO and management positions at the Danske Bank in Denmark, and the Danish Bank Nykredit in France. Mr. Grønfeldt-Sørensen holds an eMBA from University of Monaco (2011). We believe Mr. Grønfeldt-Sørensen’s significant experience in corporate management and investor relations qualifies him to serve as a director.

Ms. Jayne McNicol. Ms. McNicol, age 57, has served as a director and chair of our audit committee since May of 2021. Since May 2017, Ms. McNicol has been the Chief Financial Officer of the California Life Sciences Association, a nonprofit, membership-based trade association that empowers the life sciences community to deliver innovative solutions for healthier lives. Previously, from July 2001 to April 2017, Ms. McNicol was a Partner of Assurance Services at Ernst & Young LLP serving public and private life sciences companies primarily in the San Francisco Bay Area. Prior to this, Ms. McNicol served in positions of increasing responsibility at Ernst & Young and its predecessor, Arthur Young, initially in Bristol, England and later in the San Francisco Bay Area. Ms. McNicol is a Certified Public Accountant with the California Board of Accountancy and a Chartered Accountant with the Institute of Chartered Accountants in England and Wales. She holds a Bachelor of Arts degree in English from the University of Leeds, England. We believe Ms. McNicol’s significant experience in financial management within the life sciences industry qualifies her to serve as a director and chair of our audit committee.

Corporate Governance

Director Independence. The NASDAQ listing standards provide that an independent director is one who the Board affirmatively determines is free of any relationship that would interfere with that individual’s exercise of independent judgment. The Board has determined that Mr. Sapirstein, Mr. Alton, Dr. Brosgart, Mr. Grønfeldt-Sørensen, Mr. Sindlev, and Ms. McNicol are each independent as defined in the listing standards of NASDAQ. In making such determinations, the Board has concluded that none of these directors has an employment, business, family or other relationship, which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Director Nominations. Our Board has a Nominating and Corporate Governance Committee that identifies individuals qualified to become Board members and recommends to the Board proposed nominees for Board membership.

Director candidates are considered based upon a variety of criteria, including demonstrated business and professional skills, experience relevant to our business and strategic direction, concern for long-term stockholder interests, personal integrity, and sound business judgment. The Board seeks men and women from diverse professional backgrounds who combine a broad spectrum of relevant industry and strategic experience and expertise that, in concert, offer us and our stockholders’ diversity of opinion and insight in the areas most important to us and our corporate mission. However, we do not have a formal policy concerning the diversity of the Board. All director candidates must have time available to devote to the activities of the Board. We also consider the independence of director candidates, including the appearance of any conflict in serving as a director. A director who does not meet all of these criteria may still be considered for nomination to the Board, if our independent directors believe that the candidate will make an exceptional contribution to us and our stockholders.

Generally, when evaluating and recommending candidates for election to the Board, members of the Nominating and Corporate Governance Committee and in certain cases other members of the Board will conduct candidate interviews, evaluate biographical information, and background material and assess the skills and experience of candidates in the context of the then current needs of the Company. In identifying potential director candidates, the Board may also seek input from the executive officers and may also consider recommendations by employees, community leaders, business contacts, third-party search firms and any other sources deemed appropriate by such directors. The Board will also consider director candidates recommended by stockholders to stand for election at the annual meeting of stockholders so long as such recommendations are submitted in accordance with the procedures described below under “Stockholder Recommendations for Board Candidates.”

Board Leadership Structure. Our Board does not have a specific policy on whether the offices of Chairman of the Board and Chief Executive Officer should be separate or combined or whether the Chairman of the Board should be selected from among the independent directors. During our past three (3) fiscal years, the positions of principal executive officer and Chairman of the Board have been held by different individuals. Currently, Dr. Dybul serves as our Chief Executive Officer and Mr. Sindlev serves as the Chairman of our Board. Our Board believes that it should have the flexibility to make the determinations at any given time in the way that it believes best to provide appropriate leadership for the Company at that time. Mr. Alton serves as the Board’s current lead independent director.

Board Role in Risk Oversight. The Board administers its risk oversight function directly and through the Audit Committee. The Board regularly discusses with management the Company’s major risk exposures including compensation risk, their potential financial impact on the Company, and the steps taken to monitor and control those risks.

The Board and Board Committees

The Board. The Board met five (5) times for meetings during Fiscal 2022 and also acts by written consent. Four (4) of such meetings were regularly scheduled meetings and the other special Board meetings and telephonic calls were held as needed. During Fiscal 2022, each incumbent director attended 75% or more of the Board meetings for the periods during which each such director served. Directors are not required to attend annual meetings of our stockholders.

Audit Committee and Audit Committee Financial Experts

The Audit Committee has been structured to comply with the requirements of Rule 10A-3(b)(1) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the listing standards of NASDAQ, and each member and former member of the Audit Committee complied with such requirements and standards. The members of the Audit Committee are currently Jayne McNicol (Chair), James Sapirstein and Gregg Alton.

The Audit Committee oversees and reports to our Board on various auditing and accounting-related matters, including, among other things, the maintenance of the integrity of our financial statements, reporting process and internal controls; the selection, evaluation, compensation, and retention of our independent registered public accounting firm; legal and regulatory compliance, including our disclosure controls and procedures; and oversight over our risk management policies and procedures. The Audit Committee appoints and sets the compensation for the independent registered public accounting firm annually and reviews and evaluates such auditor. This external auditor reports directly to the Audit Committee. The Audit Committee establishes our hiring policies regarding current and former partners and employees of the external auditor. In addition, the Audit Committee pre-approves all audit and non-audit services undertaken by the external auditor and any outside consultants engaged in work related to the Company’s financial reporting. The Audit Committee has direct responsibility for overseeing the work of the external auditor engaged for the purpose of preparing or issuing an auditor’s report or performing other audits, review or attest services, including the resolution of disagreements between the external auditor and management. The Audit Committee meets at least once per fiscal quarter to fulfill its responsibilities under its charter and in connection with the review of the Company’s quarterly and annual financial statements.

The Board has determined that each member of the Audit Committee has the appropriate level of financial understanding and industry specific knowledge to be able to perform the duties of the position; and they are financially literate and have the requisite financial sophistication as required by the applicable listing standards of NASDAQ. The Board has determined that Ms. McNicol is an “audit committee financial expert” as defined by applicable SEC and Nasdaq rules.

The Audit Committee met four (4) times during Fiscal 2022, which meetings were all attended by each member during his or her period of service, and the Committee also acts by written consent. The Audit Committee operates under a charter that was adopted by our Board and is posted on our website at www.enochianbio.com.

The Audit Committee reviewed and discussed the audited financial statements for Fiscal 2022 with management, and with Sadler, the Company’s independent registered public accounting firm. Further, the Audit Committee also discussed with Sadler the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. The Audit Committee reviewed permitted services under rules of the SEC as currently in effect and discussed with Sadler its independence from management and the Company, including the matters in the written disclosures and the letter from Sadler required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence.

Based on its review of the financial statements and the aforementioned discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2022 for filing with the SEC.

THE AUDIT COMMITTEE

Jayne McNicol (Chair)

James Sapirstein

Gregg Alton

Nominating and Corporate Governance Committee

The members of our Nominating and Corporate Governance Committee are currently Carol L. Brosgart, M.D. and Gregg Alton (Chair).

The Nominating and Corporate Governance Committee, as permitted by, and in accordance with, its charter, is responsible for matters related to the selection of directors for appointment and/or election to the Board. This includes establishing criteria for, identifying and recommending potential candidates for nomination to serve on the Board, and establishing criteria to consider recommendations from the stockholders of the Company. The Nominating and Corporate Governance Committee considers and makes recommendations with respect to the independence of all directors.

The Nominating and Corporate Governance Committee is also responsible for maintaining compliance with applicable corporate governance requirements under the Exchange Act and the listing standards of NASDAQ. The Nominating and Corporate Governance Committee oversees the evaluation of the Board, including with respect to corporate governance, and develops and recommends to the Board corporate governance guidelines.

The Nominating and Corporate Governance Committee acted one (1) time during Fiscal 2022 by written consent. The Nominating and Corporate Governance Committee operates under a charter that was adopted by our Board and is posted on our website at www.enochianbio.com.

Compensation Committee

The members of our Compensation Committee are currently James Sapirstein (Chair) and Carol L. Brosgart, M.D.

The Compensation Committee, as permitted by, and in accordance with, its charter, is responsible for assisting the Board in fulfilling its responsibilities relating to matters of human resources and compensation, including equity compensation, and to establish a plan of continuity and development for our senior management. The Compensation Committee periodically assesses compensation of our executive officers in relation to companies of comparable size, industry, and complexity, taking the performance of the Company and such other companies into consideration. All decisions with respect to the compensation of our principal executive officer are determined and approved solely by the Compensation Committee. All decisions with respect to other executive compensation, including incentive-compensation and equity-based plans are first approved by the Compensation Committee and then submitted, together with the Compensation Committee’s recommendation, to the members of the Board for final approval. In addition, the Compensation Committee will, as appropriate, review and approve public or regulatory disclosure relating to compensation, including the Compensation Disclosure and Analysis, and any metrics for performance measurements. The Compensation Committee has the authority to retain and compensate any outside adviser as it determines necessary to permit it to carry out its duties and engaged such a consultant in connection with the Company’s compensation for Fiscal 2022.

The Board has determined that each member of the Compensation Committee is a “nonemployee director” as that term is defined under Rule 16b-3 of the Exchange Act and an “outside director” as that term is defined in Treasury Regulation Section 1.162-27(e)(3). The Compensation Committee meets periodically and at least annually in connection with determining the compensation of management for each fiscal year.

The Compensation Committee met two (two) times during Fiscal 2022 and acted by written consent four (4) times. The Compensation Committee operates under a charter that was adopted by our Board and is posted on our website at www.enochianbio.com.

The Compensation Committee has considered the potential risks arising from the Company’s compensation for all employees and does not believe the risks from those compensation practices are reasonably likely to have a material adverse effect on the Company.

Board Diversity Matrix

Total Number of Directors:	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Directors’ Gender:	2	5	—	—
Number of Directors who identify in any of the categories below:
African American or Black	—	—	—	—
Alaskan Native	—	—	—	—
Asian	—		—	—
Hispanic	—	1	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	2	—	—
Two or More Races or Ethnicities	—	1	—	—
LGBTQ+	1
Did Not Disclose Demographic Background	—	1

Code of Ethics

Our Board adopted a code of business ethics and conduct (the “Code of Ethics”), applicable to all of our executives, directors and employees. The Code of Ethics is available in print to any stockholder that requests a copy. Copies may be obtained by contacting Investor Relations at our corporate headquarters. Our Code of Ethics is also available on our website at www.enochianbio.com. We intend to make any disclosures regarding amendments to, or waivers from, the Code of Business Conduct required under Form 8-K by posting such information on our website.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires executive officers, directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership with the Securities and Exchange Commission. Based solely on our review of the copies of such forms received by us, we believe that during Fiscal 2022, all filing requirements were timely satisfied, except (i) late Form 4’s were filed for Rene Sindlev on December 22, 2021 and January 4, 2022, (ii) late Form 4’s were filed for Henrik Gronfeldt-Sorensen on December 22, 2021 and January 4, 2022, (iii) late Form 4’s were filed for Carl Sandler on December 22, 2021, January 7, 2022 and February 23, 2022, (iv) a late Form 4 was filed for Jayne McNicol on June 13, 2022, (v) late Form 4’s were filed for Carol Brosgart on December 21, 2021 and January 3, 2022, (vi) a late Form 4 was filed for Gregg Alton on December 22, 2021, (vii) late Form 4’s were filed for Mark Dybul on July 22, 2021, and (viii) late Form 4’s were filed for Luisa Puche on November 23, 2021 and January 11, 2022.

Stockholder Recommendations for Board Candidates

The Nominating and Corporate Governance Committee will consider qualified candidates for directors recommended and submitted by stockholders. Submissions that meet the then current criteria for Board membership are forwarded to the Board for further review and consideration. The Board will consider a recommendation only if appropriate biographical information and background material are provided in writing on a timely basis to determine if the recommendation meets the Criteria of the Nominating and Corporate Governance Committee, accompanied by a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than five percent (5%) of our Common Stock for at least one (1) year as of the date that the recommendation is made. To submit a recommendation for a nomination, a stockholder may write to the Board, at our principal office, Attention: Chair of the Nominating and Corporate Governance Committee of the Board of Directors.

The Board will evaluate any such candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by Board members, assuming that appropriate biographical and background material is provided for candidates recommended by stockholders and the process for submitting the recommendation is followed.

Stockholder Communications with the Board

Stockholders may, at any time, communicate with any of our directors by mailing a written communication to our principal executive offices, Attention: Chairman of the Board. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters must identify the author as a stockholder, provide evidence of the sender’s stock ownership and clearly state whether the intended recipients are all members of the Board or a particular director or directors. The Corporate Secretary will then forward such correspondence, without editing or alteration, to the Board or to the specified director(s) on or prior to the next scheduled meeting of the Board. The Board will determine the method by which such submissions will be reviewed and considered. The Board may also request the submitting stockholder to furnish additional information it may reasonably require or deem necessary to sufficiently review and consider the submission of such stockholder.

Vote Required

The seven (7) nominees for election as directors will be elected by a “plurality” of votes cast at the 2023 Meeting, which means that the seven (7) nominees who receive the highest number of “FOR” votes will be elected as directors. You may vote “FOR,” “WITHHOLD,” or “ABSTAIN” on this proposal. This Proposal 1 is a “non-discretionary” or “non-routine” item, meaning that brokerage firms cannot vote shares in their discretion on behalf of a client if the client has not given voting instructions. Accordingly, if you hold your shares in street name and fail to instruct your broker to vote your shares, your shares will not be counted as votes cast on this Proposal 1. Abstentions and broker non-votes will have no effect on this Proposal 1.

Board Recommendation

The Board unanimously recommends a vote “FOR” each nominee.

INFORMATION CONCERNING EXECUTIVE OFFICERS
WHO ARE NOT DIRECTORS

Luisa Puche. Ms. Puche, age 60, is our Chief Financial Officer and principal financial officer. Prior to becoming our Chief Financial Officer in January of 2019, Ms. Puche served as a senior accounting and financial advisor and president of Puche Group, LLC, since 2015 where she served in a variety of advisory capacities for both public and private organizations, such as technical accounting consultations, complex technical implementations, M&A transactions, IT Risk assessments and SOX 404 implementations. Previously, Ms. Puche served in various senior executive roles at Brightstar Corp., a global distributor and service provider in the wireless industry, with public reporting requirements, including as Vice President and Global Controller and Interim Chief Accounting Officer. During her tenure at Brightstar, she was responsible for financial reporting from 55 countries, and was instrumental in various key transactions including the $1.6 billion sale of Brightstar to SoftBank. Ms. Puche also worked at Ernst & Young for nearly 10 years. Ms. Puche holds a Bachelor’s of Accounting from Florida International University.

François Binette. On October 18, 2022, the Company appointed Francois Binette PhD, age 59, as Chief Operating Officer of the Company, effective November 1, 2022. Dr. Binette has served as the Company’s Executive VP for Research & Development since April 2022. Dr. Binette has over 25 years of product development expertise in advanced therapies and regenerative medicine. From 2016 to just prior to joining the Company, Dr. Binette was at Lineage Cell Therapeutics, Inc. (NYSE:LCTX), a leading company in the field of pluripotent stem cell therapy development with a global footprint focused on ophthalmology, cancer vaccines, and spinal cord injuries, where he served as the Senior Vice President R&D, Global Head of Product Development and led the CNS franchise as well as general pipeline development, contributing to one of the largest non-cancer cell therapy corporate partnership deals with Genentech worth over $650 million in upfront and milestone payments. During his first industry appointment at Genzyme Tissue Repair in Cambridge, he helped pioneer Carticel™ for cartilage repair, the first FDA BLA-approved cell therapy product for human use. He then led R&D for Biosyntech, a startup biomaterials company in Montreal applying its proprietary platform for various tissue engineering and drug delivery applications. Dr. Binette then joined the DePuy Franchise of Johnson and Johnson (NYSE:JNJ), the second largest orthopedic business worldwide where he led several innovative regenerative medicine combination product development initiatives from discovery to approved clinical trials in US and Europe. Dr. Binette received his PhD from Laval University in Québec City, followed with post-doctoral training at the Sanford-Burnham institute, and Harvard Medical School.

EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table sets forth certain information with respect to compensation for the years ended June 30, 2022 and June 30, 2021, respectively earned by or paid to our named executive officers. During such periods, no compensation other than salary, stock awards and option awards was earned by any named executive officer.

Name and Principal Position	Year	Salary ($)	Bonus	Stock Awards ($)	Option Awards ($)(1)	Non-equity incentive plan compensation ($)	Other Compensation ($)	Total ($)
Mark Dybul, M.D. (2)	2022	$850,000	$100,000	$—	$9,801,000	$—	$—	$10,751,000
Chief Executive Officer	2021	$430,000	$—	$—	$—	$—	$—	$430,000
Luisa Puche	2022	$293,750	$110,000	$9,812	$375,780	$—	$—	$789,342
Chief Financial Officer	2021	$275,000	$—	$—	$—	$—	$—	$275,000

(1) Amounts shown do not reflect compensation actually received by the executive officer. Instead, the amounts shown are the total grant date valuations of stock option grants awarded during the year as determined pursuant to ASC Topic 718. The valuations are expensed for financial reporting purposes over the vesting period of the grant.

(2)  Effective July 1, 2021, Dr. Dybul was appointed our Chief Executive Officer. He previously served as our Executive Vice Chair.

 Narrative to Summary Compensation Table

The Compensation Committee of our Board of Directors reviews compensation annually for all of our executive officers. Compensation awarded to Named Executive Officers in 2022 and 2021 generally consisted of base salary, restricted stock units and equity awards for options to purchase shares of our Common Stock.

The Compensation Committee considered compensation for comparable positions in the market, the historical compensation levels of the executives, individual performance as compared to its expectations and objectives, the desire to motivate employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to our company. We do not target a specific competitive position or a specific mix of compensation among elements of compensation.

Employment Agreements and Potential Payments upon Termination or Change in Control Provisions

Mark Dybul, M.D. Since January 7, 2019, when Dr. Dybul became our principal executive officer by virtue of his appointment as Executive Vice-Chair of the Board, Dr. Dybul received compensation as Executive Vice Chair of the Board under his Amended and Restated Director’s Agreement, as amended on May 1, 2019 (the “Director Agreement”), which called for cash compensation of $430,000 per annum, and the grant of options to purchase 300,000 shares of Common Stock, which was granted on November 21, 2018. The Director Agreement did not provide for any payments or other benefits upon a change in control. Dr. Dybul was given a one-time grant of options to purchase 450,000 shares of Common Stock at a strike price of $8.00 per share on June 11, 2020.

On October 30, 2019, the Compensation Committee approved and presented to the Board an employment agreement whereby Dr. Dybul would serve as the Company’s Chief Executive Officer (the “Employment Agreement”) which was recommended by the Board for approval by our stockholders. On October 31, 2019, our stockholders approved the Employment Agreement via written consent. Effective July 1, 2021, Dr. Dybul and the Company entered into the Executive Employment Agreement in connection with his appointment to Chief Executive Officer. The Employment Agreement was subsequently amended on December 12, 2022, effective January 1, 2023. The following is a summary of the Employment Terms and other material terms of the Employment Agreement, as amended.

Term. Dr. Dybul will serve as Chief Executive Officer for a term of three (3) years with automatic yearly renewal terms thereafter unless terminated at least 90 days before the expiry of a term.

Duties. Dr. Dybul will perform duties consistent with the position of Chief Executive Officer, as directed by and reporting to the Board, where he shall remain a director but without further compensation for Board service. Dr. Dybul will devote a substantial majority of his business time and attention to the performance of his duties with the Company, but he will be able to hold positions with charitable organizations approved by the Board, and serve on boards of up to five (5) non-competitive entities, with prior approval by the Board required for publicly traded companies.

Place of Employment and Expenses. Dr. Dybul shall work out of the Company’s headquarters in Los Angeles, commuting as needed. Dr. Dybul shall be reimbursed for reasonable expenses for accommodations in Los Angeles and a company car.

Cash Compensation. Dr. Dybul shall be entitled to a base salary of $550,000 per year. Dr. Dybul shall be eligible for a bonus of up to $800,000 per year at the sole discretion of the Compensation Committee and in accordance with any short-term incentive plan adopted by the Company.

Benefits. Dr. Dybul shall receive benefits provided to similarly situated employees of the Company and five (5) weeks of vacation per year.

Termination. The Employment Agreement may be terminated by the Company for “Cause” or by Dr. Dybul without “Good Reason” (each as defined therein), in which case Dr. Dybul will only receive accrued compensation and benefits. In the event the Company terminates the Employment Agreement without Cause or Dr. Dybul terminates the Agreement with Good Reason, Dr. Dybul will receive his base salary for one (1) year and vesting of one (1) year’s worth of unvested options.

Change in Control. Upon a change in control, the option grant described below shall immediately vest, and Dr. Dybul shall have the right to terminate the Employment Agreement for Good Reason.

Restrictive Covenants. Dr. Dybul shall be subject to restrictive covenants set forth in that certain Confidential and Proprietary Information Agreement attached to the Employment Agreement, which are independent of the obligations set forth in the Employment Agreement. The restrictive covenants include non-compete, non-solicitation and non-disparagement obligations for one (1) year, provided that the Company shall continue to pay his base salary for such one (1) year period.

Description of the Option Grant. Upon appointment to Chief Executive Officer, Dr. Dybul was awarded an option to purchase 3,000,000 shares of the Company’s Common Stock at an exercise price equivalent to the closing price per share quoted on the NASDAQ Stock Market on the trading day prior to the grant date. The option has a ten-year term, subject to continued employment, and 2,000,000 of the shares vest ratably on July 1, 2022, July 1, 2023 and July 1, 2024. One-third of the remaining 1,000,000 shares are subject to vesting at the end of each of the three (3) years beginning with the year ending June 30, 2022, based upon the achievement by the Company of certain benchmarks. The first tranche of shares vesting June 30, 2022 were forfeited as the benchmarks were not achieved.

Luisa Puche. Pursuant to her offer letter from the Company, dated December 28, 2018 (the “Offer Letter”), Ms. Puche received an annual base salary of $200,000, and is eligible for a discretionary cash bonus, with a target of 40% of her base salary. Ms. Puche also received a grant of options to purchase 60,000 shares of Common Stock and 15,000 restricted stock units, each vesting in equal increments over three (3) years. The Offer Letter provides for at will employment; provided however, that upon termination of Ms. Puche’s employment by the Company without cause, or for a termination of employment by Ms. Puche for good reason, she will receive six (6) months’ salary and COBRA eligibility. Additionally, if the termination without cause or for good reason occurs within 12 months of a change in control, Ms. Puche will also be entitled to a pro-rata bonus and immediate vesting of any unvested options or restricted stock units. Ms. Puche had a base salary of $300,000 for Fiscal 2022. Effective October 18, 2022, Ms. Puche received an increase in base salary to $350,000 following the completion of the Fiscal 2022 and 80,000 options, vesting in equal increments over three (3) years.

Francois Binette. Pursuant to his offer letter from the Company, dated February 22, 2022, Mr. Binette was hired as the Company’s Executive VP for Research & Development starting April 2022 with an annual base salary of $375,000, and is eligible for a discretionary cash bonus, with a target of 40% of his base salary. Mr. Binette also received a grant of options to purchase 65,000 shares of Common Stock, vesting on the first anniversary of the date of hire. On October 18, 2022, Mr. Binette was appointed as Chief Operating Officer of the Company, effective November 1, 2022, and pursuant to an amendment to his offer letter, received an increase in base salary to $420,000 and 40,000 options, vesting in equal increments over three (3) years.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information concerning outstanding equity awards held by our named executive officers as of June 30, 2022.

Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Shares of Stock That Have Not Vested (#)	Market Value of Shares or Shares of Stock That Have Not Vested ($)
Mark R. Dybul, M.D. Chief Executive Officer	7,563	—	$8.00	02/27/2028	—	—
	5,226	—	$5.74	09/18/2028	—	—
	300,000	—	$6.50	11/21/2028	—	—
	450,000	—	$8.00	06/11/2030	—	—
	—	3,000,000	$4.57	07/19/2031	—	—
Luisa Puche Chief Financial Officer	60,000	—	$6.15	06/06/2029	—	—
	—	60,000	$8.58	10/26/2031	—	—

Compensation of Directors

The table below sets forth the compensation earned by directors, all of whom are non-employees for services during the fiscal year ended June 30, 2022:

	Fees Earned		Option	All Other
	or Paid in Cash	Stock Awards	Awards	Compensation	Total
Name	($)	($)	($)(1)	($)	($)

René Sindlev	$100,000	$—	$53,396	$—	$153,396
James Sapirstein	77,500	—	52,071	—	129,571
Carl Sandler (2)	45,000	—	52,075	—	97,075
Carol Brosgart	69,938	—	52,993	—	122,931
Gregg Alton	77,500	—	52,993	—	130,493
Henrik Grønfeldt- Sørensen	60,000	—	74,066	95,000(3)	229,066
Jayne McNicol	75,000	—	53,227	—	128,227
Total	$504,938	$—	$390,821	$95,000	$990,759

(1)	The amounts shown are not intended to reflect the value actually received by the directors. Instead, the amounts shown are the total fair value of option awards granted in Fiscal 2022 for financial statement reporting purposes, as determined pursuant to Financial Accounting Standards Board Accounting Standards Codification Topic 718, or ASC Topic 718. These values are amortized as equity compensation expense over the vesting period of the grants.

(2)	Mr. Carl Sandler resigned from the Board of Directors effective March 25, 2022. Compensation reflects 3 quarters of payments. Equity grants issued to Mr. Sandler during the fiscal year remain available to exercise through their expiration date.

(3)	Mr. Henrik Grønfeldt-Sørensen was paid $95,000 pursuant to a Consulting Agreement, dated July 1, 2021, between him and the Company. This compensation was inadvertently excluded from the Compensation Table included in the 2022 Annual Report on Form 10-K.

Narrative to Director’s Compensation Table

Our director compensation program reflects competitive practices for a NASDAQ listed company. The resulting compensation package for our directors and for committee service (for members who qualify as independent under the rules of The Nasdaq Capital Market) as of the date hereof is set forth in the table below. In addition, our directors are awarded annual options to purchase Common Stock valued at $75,000.

Compensation Element	Value
Retainer-Board Chair	$100,000
Retainer-Board Members	$60,000
Audit Committee Chair Fee	$15,000
Compensation Committee Chair Fee	$10,000
Nominating Committee Chair Fee	$10,000
Audit Committee Member Fee	$7,500
Compensation Committee Member Fee	$5,000
Nominating Committee Member Fee	$4,000

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

 The following sets forth information regarding the beneficial ownership of our Common Stock as of May 10, 2023 by:

●	each person to be known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

●	each of our named executive officers;

●	each of our directors; and

●	all of our current executive officers and directors as a group.

Beneficial ownership of the Common Stock is determined in accordance with the rules of the SEC and includes any shares of Common Stock over which a person exercises sole or shared voting or investment power, or of which a person has a right to acquire ownership at any time within 60 days. Except as otherwise indicated, we believe that the persons named in this table have sole voting and investment power with respect to all shares of Common Stock held by them. Applicable percentage ownership in the following table is based on 58,183,591 shares of Common Stock outstanding as of May 10, 2023, excluding 1,189,036 shares of Common Stock issuable only upon the exercise of warrants related to March 2023 Private Placement, plus any securities that the individuals included in this table have the right to acquire within 60 days of May 10, 2023.

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. Unless indicated otherwise, the address for the beneficial holders is c/o Enochian BioSciences Inc., 1927 Paseo Rancho Castilla, Los Angeles, CA, U.S.A.

	Enochian BioSciences Inc.
Name of Beneficial Owner	Number of Shares	% Ownership

Directors/Officers:
Renè Sindlev, Chairman of the Board (1)	11,031,280	18.94%
Mark Dybul, Chief Executive Officer (2)	1,495,937	2.51%
Luisa Puche, Chief Financial Officer (3)	171,266	* %
Francois Binette, Chief Operating Officer (4)	39,000	* %
Carol Brosgart, Director	50,507	* %
Gregg Alton, Director	50,507	* %
James Sapirstein, Director	85,895	* %
Jayne McNicol, Director (5)	43,390	* %
Henrik Grønfeldt-Sørensen, Director (6)	91,434	* %
Directors/Officers Total (9 persons):	13,059,216	21.72%
5% Shareholders who are not Directors or Officers:
RS Bio ApS	10,984,141	18.74%
Serhat Gümrükcü (7)	12,526,552	21.53%
Anderson Wittekind (8)	6,467,945	11.12%
5% Shareholders who are not Directors or Officers Total:	29,978,638	51.14%
Total:	32,053,713	54.68%

*	Indicates less than 1%.

(1) Includes 10,545,544 shares of Common Stock and 438,597 exercisable warrants that relate to the March 2023 Private Placement, owned of record by RS Bio ApS, a Danish entity, and options to purchase 47,139 shares of Common Stock exercisable within 60 days of May 10, 2023 owned of record by Mr. Sindlev. Mr. Sindlev, our Chairman of the Board, holds the sole voting and disposition power of the shares owned by RS Bio ApS.

(2) Includes 66,481 shares of Common Stock and options to purchase 1,429,456 shares of Common Stock exercisable within 60 days of May 10, 2023.

(3)  Includes 16,266 shares of Common Stock and options to purchase 155,000 shares of Common Stock exercisable within 60 days of May 10, 2023.

(4) Includes options to purchase 39,000 shares of Common Stock exercisable within 60 days of May 10, 2023. Mr. Binette was appointed Chief Operating Officer on October 18, 2022.

(5) Includes options to purchase 43,390 shares of Common Stock exercisable within 60 days of May 10, 2023.

(6)  Includes 50,000 shares of Common Stock and options to purchase 41,434 shares of Common Stock exercisable within 60 days of May 10, 2023. Mr. Grønfeldt-Sørensen, our Director, holds the sole voting and disposition power of the shares owned by Greenfield Holding ApS. Excludes 10,545,544 shares of Common Stock and 438,597 of exercisable warrants owned of record by RS Bio ApS, a Danish entity, of which Mr. Grønfeldt-Sørensen is an officer but over which he exercises no voting or disposition power. Mr. Sindlev holds the sole voting and disposition power of the shares owned by RS Bio ApS.

(7) Includes 88,121 shares of Common Stock held in a joint investment account with his spouse and excludes 6,467,945 shares owned or controlled by Mr. Gümrükcü’s spouse, to which Mr. Gümrükcü disclaims beneficial ownership.

(8)  Includes 1,313,499 shares of Common Stock owned of record by Weird Science, LLC, and 3,615,757 shares owned of record by Mr. Wittekind, 88,121 shares held in a joint investment account with his spouse, and 1,450,568 shares held in trust over which Mr. Wittekind has sole voting and disposition power. Mr. Wittekind is a member and manager of Weird Science and has sole voting and disposition power. Excludes 12,526,552 shares of Common Stock controlled by Mr. Wittekind’s spouse, to which Mr. Wittekind exercises no voting or disposition power.

PROPOSAL 2 – APPROVAL OF ENOCHIAN BIOSCIENCES INC. 2023 EQUITY INCENTIVE PLAN AND AUTHORIZATION OF SHARES

The Company currently maintains the Enochian BioSciences Inc. 2019 Equity Incentive Plan (the “2019 Plan”). The Board believes that the 2019 Plan has been effective in attracting and retaining qualified officers, employees, nonemployee directors, consultants, and advisors to serve the Company and its affiliates, and motivating such individuals to expend maximum effort to improve the business results and earnings of the Company. The Board is now seeking the approval of our stockholders of a new equity incentive plan, the Enochian BioSciences Inc. 2023 Equity Incentive Plan (the “2023 Equity Incentive Plan”). Our Board adopted the 2023 Equity Incentive Plan on May 10, 2023, subject to approval from shareholders at the 2023 Meeting. The 2023 Equity Incentive Plan is intended to supersede and replace the 2019 Plan, and no new awards will be granted under the 2019 Plan. Any awards outstanding under the 2019 Plan on the date of stockholder approval of the 2023 Equity Incentive Plan remain subject to and will be paid under the 2019 Plan, and any shares subject to outstanding awards under the 2019 Plan that subsequently expire, terminate, or are surrendered or forfeited for any reason without issuance of shares automatically become available for issuance under the 2023 Equity Incentive Plan.

The Board recommends that stockholders approve the 2023 Equity Incentive Plan. The purposes of the 2023 Equity Incentive Plan are to enhance our ability to attract and retain highly qualified officers, non-employee directors, key employees and consultants, and to motivate those service providers to serve the Company and to expend maximum effort to improve our business results and earnings, by providing to those service providers an opportunity to acquire or increase a direct proprietary interest in our operations and future success of the company.

The Board approved, and is recommending that the Company’s stockholders approve a share reserve of 4,000,000 shares under the 2023 Equity Incentive Plan, with all such shares available for issuance as Incentive Stock Options (“ISOs”).

The material features of the 2023 Equity Incentive Plan are summarized below. The summary is not intended to be a complete description of the 2023 Equity Incentive Plan and is qualified in its entirety by the actual text of the 2023 Equity Incentive Plan, the full text of which is set forth as Annex A to this Proxy Statement.

Description of the Plan

Eligibility and Participation. Awards may be granted under the 2023 Equity Incentive Plan to officers, employees, consultants, advisors and non-employee directors of the Company and its affiliates. Incentive stock options may be granted only to employees of the Company or its subsidiaries. As of May 12, 2023, approximately 17 individuals were eligible to receive awards under the 2023 Equity Incentive Plan, including three executive officers and six non-employee directors.

Plan Administration. The Board of Directors (the “Board”) has the power and authority to administer the 2023 Equity Incentive Plan as is consistent with the Company’s articles of incorporation, bylaws, and applicable law. Pursuant to the 2023 Equity Incentive Plan, the Board has the authority to delegate such power and authority to administer the 2023 Equity Incentive Plan to a committee of two or more non-employee directors.

Type of Awards. The following types of awards are available for grant under the 2023 Equity Incentive Plan: stock options, stock appreciation rights (“SARs”), restricted shares, restricted stock units (“RSUs”), other stock-based awards, and cash awards.

Number of Authorized Shares. Subject to adjustment (in connection with certain changes in capitalization), 4,000,000 shares of common stock of the Company, plus the number of shares of common stock of the Company available for the grant of awards as of the date of shareholder approval of the Plan under the 2019 Plan, are reserved for issuance under the 2023 Equity Incentive Plan. All reserved shares may be granted as ISOs. In addition, as of the date of shareholder approval of the Plan, any shares subject to outstanding awards under the 2019 Plan that subsequently expire, terminate, or are surrendered or forfeited for any reason without issuance of shares will automatically become available for issuance under the 2023 Equity Incentive Plan. The shares of common stock issuable under the 2023 Equity Incentive Plan will consist of authorized and unissued shares, treasury shares, or shares purchased on the open market or otherwise.

Share Counting

Each share granted in connection with an award is counted as one share against the number of shares available.

Share Recycling. If any award is surrendered, terminates, expires or lapses for any reason prior to the issuance of shares, or if shares are issued under the 2023 Equity Incentive Plan and thereafter are forfeited to the Company, the shares subject to such awards and the forfeited shares will again be available for grant under the 2023 Equity Incentive Plan. In addition, any issued shares that are repurchased by the Company at no more than cost will again be available for grant under the 2023 Equity Incentive Plan.

The following items will not count against the aggregate number of shares of common stock available for grant under the 2023 Equity Incentive Plan: (i) any award that is settled in cash rather than by issuance of shares of common stock, or (ii) awards granted in assumption of or in substitution for awards previously granted. Shares tendered or withheld to pay the exercise price for an option or tax withholding for any type of award will continue to count against the aggregate number of shares of common stock available for grant under the 2023 Equity Incentive Plan. In addition, the total number of shares covering stock-settled SARs or net-settled options will be counted against the pool of available shares, not just the net shares issued upon exercise.

Stand-Alone, Additional, Tandem, and Substitute Awards

The Board may grant awards either alone, in addition to, in tandem with, or in substitution or exchange for (i) any other award, (ii) any award granted under another plan or (iii) any other right to receive payment from the Company.

Stock Options

Option Price. The Board may grant either ISOs, which must comply with Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonstatutory stock options (“NSOs”) (together “options”). Options confer on the grantee a right to purchase a specified number of shares of common stock at a specified price (the “option price”) subject to the terms and conditions of the award agreement. The option price per share will be at least 100% of the fair market value of a share of common stock of the Company on the grant date. In the case of a grant of an option intended to qualify as an ISO to a grantee that owns more than 10% of the total combined voting power of the Company (a “10% Stockholder”), the option price will not be less than 110% of the fair market value of a share of common stock on the grant date.

Vesting and Exercise. The Board will determine the terms and conditions under which an option will become exercisable. No option may be exercised for a fraction of a share. The Board will establish the terms, conditions, and method of exercise. An option may be exercised by delivery of a notice of exercise to the Company, setting forth the number of shares with respect to which the Option is to be exercised, accompanied by full payment for the shares.

Special Limitations on ISOs. An option will constitute an ISO only (i) if the grantee is an employee of the Company or a subsidiary of the Company, (ii) to the extent the option is specifically designated as an ISO in the related award agreement, and (iii) to the extent that the aggregate fair market value (determined at the time the option is granted) of the shares of stock with respect to which all ISOs held by the grantee become exercisable for the first time during any calendar year (under the 2023 Equity Incentive Plan, the 2019 Plan and all other plans of the grantee’s employer and its affiliates) does not exceed $100,000.

Expiration. Options will expire no more than 10 years from its grant date, or in the case of an ISO held by a 10% Stockholder, not more than five years from its grant date.

Stock Appreciation Rights

SAR Exercise Price. A SAR will confer on the grantee a right to receive, upon exercise, a payment of the excess of (i) the fair market value of one share of common stock of the Company on the date of exercise over (ii) the SAR exercise price, which will be determined by the Board. The SAR exercise price (the “SAR exercise price”) will be fixed at no less than the fair market value of a share of common stock of the Company on the grant date and will be specified in the award agreement. SARs granted in tandem with an outstanding option following the grant date of such option will have a SAR exercise price that is equal to the option price, except that the SAR’s exercise price may not be less than the fair market value of a share of common stock on the grant date of the SAR.

Vesting and Exercise. The Board will determine the terms and conditions under which a SAR will become exercisable.

Expiration. SARs will expire no more than 10 years from its grant date.

Restricted Shares and RSUs

Restricted Shares. At the time a grant of restricted shares is made, the Board may establish an applicable “restricted period” during which all or any portion of the shares will be forfeited if the grantee terminates service during the period and prescribe other restrictions, including the satisfaction of corporate or individual performance objectives, which will be specified in the award agreement. Unless the Board otherwise provides in an award agreement, holders of restricted shares will have the right to vote and the right to receive any dividends declared or paid with respect to the stock subject to the awards. All distributions, if any, received by a grantee with respect to restricted stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction will be subject to the restrictions applicable to the original grant.

RSUs. An RSU is a bookkeeping entry representing the right to receive cash or shares of common stock in the future. At the time a grant of RSUs is made, the Board will establish the events upon which the RSUs will become vested and payable, including either service-based vesting conditions or performance-based vesting conditions based on the satisfaction of corporate or individual performance objectives, which will be specified in the award agreement. RSUs will not confer stockholder rights to grantees. A grantee of RSUs shall have no rights other than those of a general creditor of the Company.

Neither restricted shares nor RSUs can be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the restricted period, prior to vesting and settlement, or before satisfaction of any other applicable restrictions.

Other Stock-Based Awards

The Board may, in its discretion, grant other stock-based awards, valued in whole or in part by reference to, or otherwise based upon, common stock of the Company. The terms of other stock-based awards will be set forth in the applicable award agreements.

Performance Awards

The Board may condition the grant, exercise, vesting, or settlement of any award on performance conditions as it may specify. The Board may select corporate or individual performance objectives as it deems appropriate.

Effect of Certain Transactions

Adjustments for Changes in Capitalization. If changes in the Company’s common stock occur by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in stock, or other increase or decrease without receipt of consideration by the Company, or if there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kind of securities for which grants of awards may be made or settled under the 2023 Equity Incentive Plan will be equitably adjusted by the Company. In addition, if there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kind of securities subject to any outstanding awards and the exercise price of any outstanding options or SARs will be equitably adjusted by the Company.

Adjustments for Certain Transactions. Except as otherwise provided in an award agreement, in the event of a recapitalization, reorganization, merger, consolidation, combination, exchange, consolidation, sale of all or substantially all of the Company’s assets, or the acquisition of assets or stock of another entity by the Company, or other corporate transaction involving the Company (a “transaction”), the 2023 Equity Incentive Plan and the awards issued pursuant to the 2023 Equity Incentive Plan will continue in effect in accordance with their respective terms, except that following a transaction either (i) each outstanding award will be treated as provided for in the agreement entered into in connection with the transaction or (ii) if not so provided in the agreement, each grantee will be entitled to receive in respect of each share of our common stock subject to any outstanding awards, upon exercise or payment or transfer in respect of any award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a share of common stock was entitled to receive in the transaction in respect of a share of common stock, except that, unless otherwise determined by the Board, such stock, securities, cash, property or other consideration will remain subject to all of the terms and conditions (including performance criteria) which were applicable to the awards prior to the transaction. The treatment of outstanding options and SARs in connection with a transaction in which the consideration paid or distributed to our stockholders is not entirely shares of common stock of the acquiring or resulting corporation may include the cancellation of outstanding options and SARs upon consummation of the transaction as long as, at the election of the Board, (i) the holders of affected options and SARs have been given a period of at least 15 days prior to the date of the consummation of the transaction to exercise the options or SARs (to the extent otherwise exercisable) or (ii) the holders of the affected options and SARs are paid (in cash or cash equivalents) in respect of each share covered by the option or SAR being canceled an amount equal to the excess, if any, of the per share price paid or distributed to the Company’s stockholders in the transaction (the value of any non-cash consideration to be determined by the Board in its sole discretion) over the option or SAR exercise price, as applicable.

Change in Control. Under the 2023 Equity Incentive Plan, the Board will determine how outstanding shares will be treated in the event of a change in control. The Board may provide that:

(i)	Upon a grantee’s separation from service prior to, upon, or immediately following a change in control for any reason other than cause, the award will immediately accelerate;

(ii)	In the event of a change in control, awards will (a) be assumed, (b) substituted for an equivalent award of the replacing entity’s stock, or (c) continue to be an obligation of the Company; or

(iii)	In the event of a change in control, each or any award shall be cancelled in exchange for a payment with respect to each vested share in cash, stock of a company that is a party to the change in control, or other property.

Term of Plan. Unless earlier terminated by the Board of Directors, the authority to make grants under the 2023 Equity Incentive Plan will terminate on the tenth anniversary of the 2023 Equity Incentive Plan’s effective date.

Amendment and Termination. The Board may, at any time and from time to time, amend, suspend, or terminate the 2023 Equity Incentive Plan as to any shares of stock as to which awards have not been made. An amendment will be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements. No awards will be made after termination of the 2023 Equity Incentive Plan. No amendment, suspension, or termination of the 2023 Equity Incentive Plan will, without the consent of the grantee, materially impair rights or obligations under any award theretofore awarded under the 2023 Equity Incentive Plan.

No Repricing. Stockholder approval will be required if any modification to an award would result in repricing of the award.

Clawback Policy. All awards received or outstanding under the Plan shall be subject to clawback, cancellation, recoupment, rescission, payback, reduction, or other similar action in accordance with any Company clawback or similar policy or any applicable law related to such actions. In addition, a grantee may be required to repay the Company previously paid compensation, whether provided pursuant to the Plan or an award agreement in accordance with the Company’s clawback policy. A grantee’s acceptance of an award constitutes the grantee’s acknowledgement of and consent to the Company’s clawback or similar policy or any applicable law related to such actions and the grantee’s agreement that the Company may take any actions that may be necessary to effectuate any such policy or applicable law, without further consideration or action.

Separation from Service for Cause. The Company may annul an award if the grantee is terminated from the Company’s employment for cause.

Deferral Arrangement. The Board may permit or require the deferral of any award payment into a deferred compensation arrangement, subject to rules and procedures as the Company may establish and in accordance with Code Section 409A.

Transferability. Awards are not transferable other than by will or the laws of descent, except that in certain instances transfers may be made to or for the benefit of designated family members of the grantee for no value.

New Plan Benefits. A new plan benefits table for the 2023 Equity Incentive Plan and the benefits or amounts that would have been received by or allocated to participants for the last completed fiscal year under the 2023 Equity Incentive Plan if the 2023 Equity Incentive Plan was then in effect, as described in the federal proxy rules, is not provided because all awards made under the 2023 Equity Incentive Plan will be made at the Board’s discretion, subject to the terms of the 2023 Equity Incentive Plan. Therefore, the benefits and amounts that will be received or allocated under the 2023 Equity Incentive Plan are not determinable at this time.

Federal Tax Consequences

The following is a brief summary of the U.S. federal income tax consequences of the 2023 Equity Incentive Plan generally applicable to the Company and to grantees in the 2023 Equity Incentive Plan who are subject to U.S. federal taxes. The summary is based on the Internal Revenue Code, applicable Treasury Regulations, and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect.

THE FOLLOWING INFORMATION IS ONLY A SUMMARY OF THE TAX CONSEQUENCES OF THE AWARDS AND IS NOT INTENDED TO COVER ALL TAX CONSEQUENCES NOR IS IT INTENDED TO BE USED BY ANY TAXPAYER TO AVOID PENALTIES WHICH MAY BE IMPOSED. WE ENCOURAGE GRANTEES TO CONSULT WITH THEIR OWN TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES INHERENT IN THE OWNERSHIP, EXERCISE, VESTING OR SETTLEMENT OF THEIR AWARDS, AND THE OWNERSHIP AND DISPOSITION OF ANY UNDERLYING SECURITIES. TAX CONSEQUENCES FOR ANY PARTICULAR INDIVIDUAL OR UNDER STATE OR NON-U.S. TAX LAWS MAY BE DIFFERENT.

Nonqualified Stock Options. A grantee generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price that is at least equal to the fair market value of Company common stock on the date of grant and that does not otherwise provide for the deferral of compensation. Upon the exercise of a nonqualified stock option, a grantee generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a grantee sells the shares, the grantee will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the grantee received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.

Incentive Stock Options. A grantee generally will not recognize taxable income upon the grant of an incentive stock option. If a grantee exercises an incentive stock option during employment or within three months after employment ends (12 months in the case of permanent and total disability), the grantee will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the grantee generally will have taxable income for alternative minimum tax purposes at that time as if the stock option were a nonqualified stock option). If a grantee sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (i) one year from the date the grantee exercised the option and (ii) two years from the grant date of the stock option, the grantee generally will recognize long-term capital gain or loss equal to the difference between the amount the grantee received in the disposition and the exercise price of the stock option. If a grantee sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the grantee generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the grantee’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

With respect to both nonqualified stock options and incentive stock options, special rules apply if a grantee uses shares of common stock already held by the grantee to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the grantee.

Stock Appreciation Rights. A grantee generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of our common stock on the date of grant and that does not otherwise provide for the deferral of compensation. Upon the exercise of a SAR, a grantee generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Restricted Share Awards, RSUs, and Performance Awards. A grantee generally will not have taxable income upon the grant of restricted shares, restricted stock units or performance awards. Instead, the grantee will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted shares only, a grantee may instead elect to be taxed at the time of grant.

Other Stock-Based Awards. The U.S. federal income tax consequences of other stock or cash-based awards will depend on the specific terms of each award.

Tax Consequences to the Company. In the foregoing cases, the Company generally will be entitled to a deduction at the same time, and in the same amount, as a grantee recognizes ordinary income, subject to certain limitations imposed under the Code.

Section 409A. The Company intends that awards granted under the 2023 Equity Incentive Plan comply with, or otherwise be exempt from, Code Section 409A, but make no representation or warranty to that effect.

Tax Withholding. The Company is authorized to deduct or withhold from any award granted or payment due under the 2023 Equity Incentive Plan, or require a grantee to remit, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. The Company is not required to issue any shares of common stock or otherwise settle an award under the 2023 Equity Incentive Plan until all tax withholding obligations are satisfied.

Vote Required

The 2023 Equity Incentive Plan will be approved if a majority of the votes cast by stockholders in person or via proxy with respect to this matter are cast in favor of the proposal. If the stockholders do not approve the 2023 Equity Incentive Plan, it will not be implemented, but we reserve the right to adopt such other compensation plans and programs as we deem appropriate and in the best interests of Enochian BioSciences Inc. and its stockholders. Broker non-votes and abstentions will have no effect on this proposal.

Board Recommendation

The Board unanimously recommends a vote “FOR” the approval of the 2023 Equity Incentive Plan

PROPOSAL 3

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our stockholders are being provided the opportunity to ratify the Board’s appointment of Sadler, Gibb & Associates LLC (“Sadler”) as the Company’s independent registered public accounting firm to perform independent audit services beginning with the Fiscal 2023.

General

Our Board has appointed Sadler to examine our financial statements for Fiscal 2023. The selection of Sadler as the independent registered public accounting firm for Fiscal 2023 is being presented to our stockholders for ratification at the 2023 Meeting. Representatives of Sadler are not expected to be present at the 2023 Meeting.

The following information sets forth fees billed to us by Sadler during the years ended June 30, 2022 and June 30, 2021 for: (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements (“Audit Fees”), (ii) services that were reasonably related to the performance of the audit or review of our financial statements and that are not reported as Audit Fees (“Audit-Related Fees”), (iii) services rendered in connection with tax compliance, tax advice and tax planning (“Tax Fees”), and (iv) services rendered by Sadler other than the foregoing (“Other Fees”).

Audit and Non-Audit Fees

Audit Fees

For the fiscal year ended June 30, 2022 Sadler billed an aggregate of $656,749 in Audit Fees. This amount differs than the amount presented in the Company’s Annual Report on Form 10-K due to additional Audit Fees incurred by the company in the third quarter ended March 31, 2023 that were inadvertently left out of the Audit Fees reported in the Form 10-K. For the fiscal year ended June 30, 2021, Sadler billed an aggregate of $91,975 in Audit Fees.

Audit-Related Fees

For the fiscal year ended June 30, 2022 Sadler billed an aggregate of $13,500 in Audit-Related Fees. For the fiscal year ended June 30, 2021, Sadler billed an aggregate of $2,000 in Audit-Related Fees.

Audit Committee’s Pre-Approval Process

The Audit Committee, which has been in place since March 28, 2018, pre-approves all audit and permissible non-audit services on a case-by-case basis. In its review of non-audit services, the Audit Committee considers whether the engagement could compromise the independence of our independent registered public accounting firm, and whether it is in our best interests to engage our independent registered public accounting firm to perform the services. The Audit Committee does not delegate its responsibilities to pre-approve services performed by our independent registered public accounting firm to management. The Audit Committee may delegate, and has delegated, pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

During Fiscal 2022, all services performed by Sadler were pre-approved by the Audit Committee.

Vote Required

The foregoing Proposal 3 will be approved upon the affirmative “FOR” vote of a majority of the total votes cast or represented by proxy at the 2023 Meeting and entitled to vote on this Proposal 3. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Proposal 3 is considered a routine matter, and thus we do not expect broker non-votes. Abstentions will not be treated as votes cast and will have no impact on the proposal.

Board Recommendation

The Board unanimously recommends a vote “FOR” the ratification of Sadler as its independent registered public accounting firm for Fiscal 2023.

FUTURE STOCKHOLDER PROPOSALS

To have a proposal intended to be presented at our 2024 annual meeting of stockholders be considered for inclusion in the proxy statement and form of proxy relating to that meeting, a stockholder must deliver written notice of such proposal in writing to the Corporate Secretary at our corporate headquarters no later than a reasonable period of time before we begin to print and send our proxy materials for our 2024 annual meeting. Such proposal must also comply with the requirements as to form and substance established by the SEC for such a proposal to be included in the proxy statement. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

NO DISSENTERS’ RIGHTS

No dissenters’ or appraisal rights are available to the Company’s stockholders on the Record Date under the General Corporation Law of the State of Delaware, the Company’s Certificate of Incorporation or the Company’s bylaws in connection with Proposals 1, 2, and 3.

TRANSACTIONS WITH RELATED PERSONS

Described below are transactions or series of transactions that occurred from July 1, 2021 through the date of this proxy statement (the “Reporting Period”) between us and our executive officers, directors or the beneficial owners of 5% or more of our Common Stock, and certain persons affiliated with or related to these persons, including family members, in which they had or will have a direct or indirect material interest in an amount that exceeds the lesser of $120,000 or 1% of the average of our total assets as of year-end for the last two (2) completed fiscal years, other than compensation arrangements that are otherwise required to be described under “Executive Compensation.”

Consulting Agreements - On July 9, 2018, the Company entered into a consulting agreement with G-Tech Bio, LLC, a California limited liability company (“G-Tech”) to assist the Company with the development of the gene therapy and cell therapy modalities for the prevention, treatment, and amelioration of HIV in humans, and with the development of a genetically enhanced Dendritic Cell for use as a wide spectrum platform for various diseases (including but not limited to cancers and infectious diseases) (the “G-Tech Agreement”). G-Tech was entitled to consulting fees for 20 months with a monthly consulting fee of not greater than $130,000 per month. Upon the completion of the 20 months, a monthly consulting fee of $25,000 continued for scientific consulting and knowledge transfer on existing HIV experiments until the services were no longer being rendered or the G-Tech Agreement is terminated. G Tech is controlled by certain members of Weird Science. For the years ended June 30, 2022 and 2021, $275,000 was charged to research and development expenses in the accompanying consolidated statements of operations related to this consulting agreement. As of May 25, 2022, the consultant was no longer able to render services.

On January 31, 2020, the Company entered into a Statement of Work and License Agreement (the “HBV License Agreement”) by and among the Company, and G-Tech, and G Health Research Foundation, a not for profit entity organized under the laws of California doing business as Seraph Research Institute (“SRI”) (collectively the “HBV Licensors”), whereby the Company acquired a perpetual, sublicensable, exclusive license (the “HBV License”) for a treatment under development (the “Treatment”) aimed to treat Hepatitis B Virus (HBV) infections.

The HBV License Agreement states that in consideration for the HBV License, the Company shall provide cash funding for research costs and equipment and certain other in-kind funding related to the Treatment over a 24-month period, and provides for an up-front payment of $1.2 million within 7 days of January 31, 2020, along with additional payments upon the occurrence of certain benchmarks in the development of the technology set forth in the HBV License Agreement, in each case subject to the terms of the HBV License Agreement. Additionally, the HBV License Agreement provides for cooperation related to the development of intellectual property related to the Treatment and for a 2% royalty to G-Tech on any net sales that may occur under the HBV License. On February 6, 2020, the Company paid the $1.2 million up-front payment. The HBV License Agreement contains customary representations, warranties, and covenants of the parties with respect to the development of the Treatment and the HBV License.

The cash funding for research costs pursuant to the HBV License Agreement consisted of monthly payments amounting to $144,500 that covered scientific staffing resources to complete the project as well as periodic payments for materials and equipment needed to complete the project. There were no payments made after January 31, 2022. During the years ended June 30, 2022 and 2021, the Company paid a total of $1,011,500 and $2,409,000, respectively, for scientific staffing resources, R&D and IND Enabling studies. During the year ended June 30, 2022, the Company paid $1,500,000 in August 2021 for the milestone completion of a Pre-Investigational New Drug (IND) process following receipt of written comments in accordance the HBV License Agreement. The Company has filed a claim against the HBV Licensors, which includes certain payments it made related to this license.

 On April 18, 2021, the Company entered into a Statement of Work and License Agreement (the “License Agreement”), by and among the Company, and G Tech and SRI (collectively, the “Licensors”), whereby the Company acquired a perpetual sublicensable, exclusive license (the “Development License”) to research, develop, and commercialize certain formulations which are aimed at preventing and treating pan-coronavirus or the potential combination of the pan-coronavirus and pan-influenza, including the SARS-coronavirus that causes COVID-19 and pan-influenza (the “Prevention and Treatment”).

The License Agreement was entered into pursuant to the existing Framework Agreement between the parties dated November 15, 2019. The License Agreement states that in consideration for the Development License, the Company shall provide cash funding for research costs and equipment and certain other in-kind funding related to the Prevention and Treatment over a 24-month period. Additionally, the License Agreement provides for an up-front payment of $10,000,000 and a $760,000 payment for expenditures to date prior to the effective date related to research towards the Prevention and Treatment within 60 days of April 18, 2021. The License Agreement provides for additional payments upon the occurrence of certain benchmarks in the development of the technology set forth in the License Agreement, in each case subject to the terms of the License Agreement.

The License Agreement provides for cooperation related to the development of intellectual property related to the Prevention and Treatment and for a 3% royalty to G Tech on any net sales that may occur under the License Agreement. For the year ended June 30, 2022 and June 30, 2021, the Company paid $150,000 and $10,760,000 related to the Prevention and Treatment research. The Company is no longer pursuing any product candidates that relate to this license. The Company has filed a claim against the Licensors to recover all monies it paid related to this license.

On August 25, 2021, the Company entered into an ALC Patent License and Research Funding Agreement in the HIV Field (the “ALC License Agreement”) with Dr. Gümrükcü and SRI (collectively, the “ALC Licensors”) whereby the ALC Licensors granted the Company an exclusive, worldwide, perpetual, fully paid-up, royalty-free license, with the right to sublicense, his proprietary technology subject to a U.S. patent application, to make, use, offer to sell, sell or import products for use solely for the prevention, treatment, amelioration of or therapy exclusively for HIV in humans, and research and development exclusively relating to HIV in humans; provided the ALC Licensors retained the right to conduct HIV research in the field. Pursuant to the ALC License Agreement, the Company granted a non-exclusive license back to the ALC Licensors, under any patents or other intellectual property owned or controlled by the Company, to the extent arising from the ALC License, to make, use, offer to sell, sell or import products for use in the diagnosis, prevention, treatment, amelioration or therapy of any (i) HIV Comorbidities and (ii) any other diseases or conditions outside the HIV Field. The Company made an initial payment to SRI of $600,000 and agreed to fund future HIV research conducted by the ALC Licensors, as mutually agreed to by the parties. On September 10, 2021, pursuant to the ALC License Agreement, the Company paid the initial payment of $600,000.

G-Tech and SRI are controlled by Dr. Serhat Gümrükcü and Anderson Wittekind, shareholders of the Company.

On March 17, 2023, RS Bio ApS, a Danish entity, participated in the Private Placement and purchased 877,193 of common stock and warrants to purchase 438,597 shares of Common Stock resulting in proceeds to the Company of $1,000,000. Mr. Rene Sindlev, the Chairman of the Company’s Board of Directors, holds the sole voting and disposition power of the shares owned by RS Bio ApS. The Board of Directors (excluding Mr. Sindlev) approved the participation of certain officers and directors of the Company in the Private Placement on identical terms as the other investors of the Private Placement.

Except as otherwise indicated herein, there have been no other related party transactions, or any other transactions or relationships required to be disclosed pursuant to Item 404 and Item 407(a) of Regulation S-K.

OTHER MATTERS

Transaction of Other Business

We know of no other matters to be submitted to the stockholders at the 2023 Meeting. If any other matters properly come before the stockholders at the meeting, the persons named in the enclosed form of proxy will vote the shares they represent in their discretion.

Available Information

We will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of the 2022 Annual Report on Form 10-K, as filed with the SEC, including the financial statements and schedules thereto, but not the exhibits. In addition, such report is available, free of charge, through our website, www.enochianbio.com, by clicking on Investors/Media and then SEC Filings. A request for a copy of such report should be directed to Enochian Biosciences Inc., 1927 Paseo Rancho Castilla, Los Angeles, CA, 90032, Attention: Chief Financial Officer. A copy of any exhibit to the 2022 Annual Report on Form 10-K, as amended, will be forwarded following receipt of a written request to us.

 2023 MEETING PROXY MATERIALS RESULTS

Copies of this proxy statement and proxy materials ancillary hereto may be found on our website at www.enochianbio.com and at http://www.viewproxy.com/enochianbio/2023/htype.asp. We intend to publish final results from the 2023 Meeting in a Current Report on Form 8-K, which will be filed with the SEC within four (4) business days from the 2023 Meeting, or as amended thereafter. You may obtain a copy of this and other reports free of charge at or the SEC at (800) 732-0330 or http://www.sec.gov.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Only one (1) proxy statement is being delivered to two (2) or more stockholders who share an address, unless the Company has received contrary instruction from one (1) or more of such stockholders. The Company will promptly deliver, upon written or oral request, a separate copy of the proxy statement to a stockholder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the proxy statement, or if in the future you would like to receive multiple copies of information or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct the Company by writing to us at our principal executive offices, Attention: Chief Financial Officer.

ANNEX A

ENOCHIAN BIOSCIENCES, INC.

2023 EQUITY INCENTIVE PLAN

Enochian BioSciences, Inc. (the “Company”) sets forth herein the terms and conditions of its 2023 Equity Incentive Plan (the “Plan”), as follows:

1.	PURPOSE

The Plan is intended to enhance the ability of the Company and its Affiliates to attract and retain highly-qualified employees, Consultants and Non-Employee Directors, and to motivate such employees, Consultants, and Non-Employee Directors to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, RSUs, other stock-based awards, and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of performance goals in accordance with the terms and conditions hereof. Upon becoming effective, the Plan replaces, and no further awards may be made under, the Prior Plans. Stock options granted under the Plan may be non-qualified stock options or incentive options, as provided herein.

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

“Acquiror” shall have the meaning set forth in Section 15.3(ii).

“Affiliate” means any company or other trade or business that “controls,” is “controlled by,” or is “under common control with,” the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

“Award” means a grant, under the Plan, of an Option, SAR, Restricted Shares, RSUs, Other Stock-based Award or cash award.

“Award Agreement” means a written agreement (including an agreement transmitted electronically) between the Company and a Grantee, or notice from the Company or an Affiliate to a Grantee that evidences and sets out the terms and conditions of an Award.

“Beneficial Owner” shall have the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have corresponding meanings.

“Board” means the Board of Directors of the Company.

“Cause” shall be defined as that term is defined in the Grantee’s offer letter or other applicable employment agreement; or, if there is no such definition, “Cause” means, as determined by the Company and unless otherwise provided in an applicable Award Agreement: (i) the Grantee’s willful failure to perform the Grantee’s duties and responsibilities; (ii) the Grantee’s commission of any act of fraud, embezzlement, dishonesty or willful misconduct; (iii) unauthorized use or disclosure by the Grantee of any proprietary information of the Company or any Affiliate; or (iv) Grantee’s willful breach of any of the Grantee’s obligations under any agreement with the Company or any Affiliate. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to the existence of Cause.

“Change in Control” shall mean, in the case of a particular Award, unless the applicable Award Agreement states otherwise or contains a different definition of “Change in Control,” the occurrence of any of the following events:

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(i)       An acquisition (whether directly from the Company or otherwise) of any voting securities of the Company (the “Voting Securities”) by any “Person” (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”)), immediately after which such Person has “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of the combined voting power of the Company’s then outstanding Voting Securities.

(ii)       Consummation of any definitive agreement, the consummation of which would cause to occur:

(A)       A merger, consolidation or reorganization involving the Company, where either or both of the events described in clause (i) above would be the result;

(B)       A liquidation or dissolution of or appointment of a receiver, rehabilitator, conservator or similar person for, or the filing by a third party of an involuntary bankruptcy against, the Company; or

(C)       An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to an Affiliate).

Solely to the extent required by Section 409A, an event described above shall not constitute a Change in Control for purposes of the payment (but not vesting) terms and conditions of any Award that is determined to be subject to Section 409A unless such event also constitutes a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the Company’s assets within the meaning of Section 409A (a “409A Change in Control Event”); provided, however, that if an event described in clause (ii) above would be a 409A Change in Control Event upon consummation of the event described therein rather than upon approval by the Board, then the consummation of such event rather than approval by the Board shall constitute a Change in Control.

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or promulgated thereunder.

“Committee” means a committee of members of the Board appointed by the Board to administer the Plan in accordance with Section 3. The Board shall cause the Committee to satisfy the applicable requirements of any stock exchange on which the Common Stock may then be listed.

“Company” shall have the meaning set forth in the preamble.

“Common Stock” means the common stock of the Company, par value $0.0001 per share.

“Consultant” means any person, other than an employee or Non-Employee Director, engaged by the Company or any Affiliate to render bona fide services to such entity, including as an advisor, and who qualifies as a consultant or advisor under Rule 701 of the Securities Act (during any period in which the Company is not a public company subject to the reporting requirements of the Exchange Act) or Form S-8 (during any period in which the Company is a public company subject to the reporting requirements of the Exchange Act).

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“Corporate Transaction” means a recapitalization, reorganization, merger, consolidation, combination, exchange, consolidation, sale of all or substantially all of the Company’s assets, or the acquisition of assets or stock of another entity by the Company, or other corporate transaction involving the Company or any of its Affiliates.

“Disability” means “permanent and total disability” as set forth in Code Section 22(e)(3).

“Effective Date” means [Date], the date the Plan was approved by the Company’s stockholders.

“Exchange Act” means the Securities Exchange Act of 1934, as not in effect or as hereafter amended.

“Fair Market Value” of a Share as of a particular date shall mean (i) if the Common Stock (A) is listed on a national securities exchange or (B) is not listed on a national securities exchange, but is quoted by the OTC Markets Group, Inc. (www.otcmarkets.com) or any successor or alternative recognized over-the-counter market or another inter-dealer quotation system, on a last sale basis, the closing or last price of the Common Stock reported on such national securities exchange or other inter-dealer quotation system for the applicable date, or if the applicable date is not a trading day, the trading day immediately preceding the applicable date; or (ii) if the Common Stock is not listed on a national securities exchange or quoted in an inter-dealer quotation system on a last sale basis, the amount determined by the Committee to be the fair market value of the Common Stock in good faith in its sole discretion.

“Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than 50% of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than 50% of the voting interests.

“GAAP” means U.S. Generally Accepted Accounting Principles.

“Grant Date” means, as determined by the Board, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6, or (iii) such other date as may be specified by the Board in the Award Agreement.

“Grantee” means a person who receives or holds an Award under the Plan.

“Incentive Stock Option” means an Option that is an “incentive stock option” within the meaning of Code Section 422.

“Issued Shares” means, collectively, all outstanding Shares issued pursuant to Awards (including without limitation, outstanding Restricted Shares prior to or after vesting and shares issued in connection with the exercise of an Option or SAR or the settlement of an RSU).

“Non-Employee Director” means a member of the Board who is not an employee.

“Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.

“Option” means an option to purchase one or more Shares under the Plan, including an Incentive Stock Option and a Nonstatutory Stock Option.

“Option Price” means the exercise price for each Share subject to an Option.

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“Other Stock-based Award” means Awards consisting of Share units, or other Awards, valued in whole or in part by reference to, or otherwise based on, Common Stock, other than Options, SARs, Restricted Shares, and RSUs.

“Plan” shall have the meaning set forth in the preamble.

“Prior Plans” means the Enochian BioSciences, Inc. 2019 Equity Incentive Plan and the Dandrit Biotech USA, Inc. 2014 Stock Incentive Plan.

“Purchase Price” means the purchase price for each Share under a grant of Restricted Shares.

“Restricted Period” shall have the meaning set forth in Section 10.1.

“Restricted Shares” means restricted Shares awarded to a Grantee under Section 10.

“RSU” means a bookkeeping entry representing the equivalent of Shares, awarded to a Grantee under Section 10.

“SAR” means a right granted to a Grantee under Section 9.

“SAR Exercise Price” means the per Share exercise price of a SAR granted under Section 9.

“SEC” means the United States Securities and Exchange Commission.

“Section 409A” means Code Section 409A.

“Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

“Separation from Service” means the termination of the applicable Grantee’s employment with, and performance of services for, the Company and each Affiliate. Unless otherwise determined by the Company, if a Grantee’s employment or service with the Company or an Affiliate terminates but the Grantee continues to provide services to the Company or an Affiliate in a non-employee director capacity or as an employee, officer, or consultant, as applicable, such change in status shall not be deemed a Separation from Service. Approved temporary absences from employment because of illness, vacation, or leave of absence and transfers among the Company and its Affiliates shall not be considered Separations from Service. Notwithstanding the foregoing, with respect to any Award that constitutes nonqualified deferred compensation under Section 409A, “Separation from Service” shall mean a “separation from service” as defined under Section 409A.

“Service Provider” means an employee, officer, Non-Employee Director, or Consultant of the Company or an Affiliate.

“Share” means one share of Common Stock.

“Stockholder” means a stockholder of the Company.

“Subsidiary” means any corporation, partnership, joint venture, affiliate, or other entity in which the Company owns more than 50% of the voting stock or voting ownership interest, as applicable, or any other business entity designated by the Board as a Subsidiary for purposes of the Plan.

“Substitute Award” means any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or an Affiliate or with which the Company or an Affiliate combines.

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“Ten Percent Stockholder” means an individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.

“Termination Date” means the date that is ten years after the Effective Date, unless the Plan is earlier terminated by the Board under Section 5.2.

3.	ADMINISTRATION OF THE PLAN

3.1.	General

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s articles of incorporation, bylaws and applicable law, and as further described in Section 3.3. To the extent permitted by applicable law, the Board shall have the power and authority to delegate its powers and responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter (as in effect from time to time), and with respect to the authority of the Board to act hereunder. All references to the Board shall be deemed to include a reference to the Committee, to the extent such power or responsibilities of the Board have been delegated. The Committee shall administer the Plan; provided that the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Common Stock may then be listed.

3.2.       Committee Composition

Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of SEC Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. To the extent permitted by applicable law, the Board or the Committee may delegate its authority to grant Awards to any individual or committee of individuals who are not Non-Employee Directors with respect to Awards that do not involve insiders within the meaning of SEC Rule 16. To the extent that the Board delegates its authority to make Awards as provided by this Section 3.1, all references in the Plan to the Board’s authority to make Awards and determinations with respect thereto shall be deemed to include the Board’s delegate. Any such delegate shall serve at the pleasure of, and may be removed at any time by the Board. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

3.3.       Authority of Board

Except as specifically provided in Section 14 or as otherwise may be required by applicable law, regulatory requirement, or the articles of incorporation or the bylaws of the Company, the Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations, including determinations of fact, not inconsistent with the specific terms and conditions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan. The interpretation and construction by the Board of the Plan, any Award, or any Award Agreement shall be final, binding, and conclusive. Without limitation, the Board shall have full and final authority, subject to the other terms and conditions of the Plan, to:

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(i)	construe and interpret the Plan and apply its provisions;

(ii)	designate Grantees;

(iii)	determine the type or types of Awards to be made to a Grantee and the applicable Grant Date;

(iv)	determine the number of Shares to be subject to an Award;

(v)	establish the terms and conditions of each Award (including, but not limited to, the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the Shares subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

(vi)	prescribe the form of each Award Agreement;

(vii)	amend, modify, or supplement the terms and conditions of any outstanding Award, including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom;

(viii)	promulgate, amend and rescind rules and regulations relating to the administration of the Plan;

(ix)	to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan; and

(x)	to modify the Option Price or SAR Exercise Price of any outstanding Option or SAR, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective.

3.4.	Separation from Service for Cause; Clawbacks

3.4.1.	Separation from Service for Cause

The Company may annul an Award if the Grantee incurs a Separation from Service for Cause.

3.4.2.	Clawbacks

All awards, amounts, or benefits received or outstanding under the Plan shall be subject to clawback, cancellation, recoupment, rescission, payback, reduction, or other similar action in accordance with any Company clawback or similar policy (“Clawback Policy”) or any applicable law related to such actions. In addition, a Grantee may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement in accordance with the Clawback Policy. A Grantee’s acceptance of an Award shall be deemed to constitute the Grantee’s acknowledgement of and consent to the Company’s application, implementation, and enforcement of any applicable Company clawback or similar policy that may apply to the Grantee, whether adopted before or after the Effective Date and whether before or after the Grant Date of an Award, and any applicable law relating to clawback, cancellation, recoupment, rescission, payback, or reduction of compensation, and the Grantee’s agreement that the Company may take any actions that may be necessary to effectuate any such policy or applicable law, without further consideration or action.

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3.5.	Deferral Arrangement

The Board may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include terms and conditions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred units.

3.6.	No Liability

No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award, or Award Agreement.

3.7.	Book Entry

Notwithstanding any other term or condition of the Plan to the contrary, the Company may elect to satisfy any requirement under the Plan for the delivery of stock certificates through the use of book-entry.

4.	shares SUBJECT TO THE PLAN

4.1.	Authorized Number of Shares

Subject to adjustment under Section 15, the total number of Shares authorized to be awarded under the Plan shall not exceed the sum of (i) 4,000,000 and (ii) the number of Shares available for the grant of awards as of the Effective Date under the Prior Plans. In addition, Shares underlying any outstanding award granted under the Prior Plans that, after the Effective Date, expires, or is terminated, surrendered, or forfeited for any reason without issuance of Shares shall be available for the grant of new Awards. As provided in Section 1, no new awards shall be granted under the Prior Plans after the Effective Date. Shares issued under the Plan shall consist in whole or in part of authorized but unissued Shares, treasury Shares, or Shares purchased on the open market or otherwise, all as determined by the Company from time to time. All of the Shares available under this 4.1 shall be available for issuance under Incentive Stock Options.

4.2.	Share Counting

4.2.1.	General

Each Share granted in connection with an Award shall be counted as one Share against the limit in Section 4.1, subject to this Section 4.2.

4.2.2.	Cash-Settled Awards

Any Award settled in cash shall not be counted as Shares for any purpose under the Plan.

4.2.3.	Expired or Terminated Awards

If any Award under the Plan expires, or is terminated, surrendered, or forfeited, in whole or in part, the unissued Shares covered by such Award shall again be available for the grant of Awards.

4.2.4.	Repurchased, Surrendered, or Forfeited Awards

If Issued Shares are repurchased by, or are surrendered or forfeited to the Company at no more than cost, such Shares shall again be available for the grant of Awards.

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4.2.5.	Payment of Option Price or Tax Withholding in Shares

Notwithstanding anything to the contrary contained herein: Shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such Shares are (i) Shares tendered in payment of an Option, (ii) Shares delivered or withheld by the Company to satisfy any tax withholding obligation, (iii) Shares covered by a Share-settled SAR or other Shares that were not issued upon the settlement of the SAR.

4.2.6.	Substitute Awards

In the case of any Substitute Award, such Substitute Award shall not be counted against the number of Shares reserved under the Plan.

5.	EFFECTIVE DATE, DURATION, AND AMENDMENTS

5.1.	Term

The Plan shall be effective as of the Effective Date, provided that it has been approved by the Stockholders. The Plan shall terminate automatically on the ten-year anniversary of the Effective Date and may be terminated on any earlier date as provided in Section 5.2.

5.2.	Amendment and Termination of the Plan

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Awards that have not been made. An amendment shall be contingent on approval of the Stockholders to the extent stated by the Board, required by applicable law, or required by applicable securities exchange listing requirements. No Awards may be granted after the Termination Date. The applicable terms and conditions of the Plan, and any terms and conditions applicable to Awards granted before the Termination Date shall survive the termination of the Plan and continue to apply to such Awards. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, materially impair rights or obligations under any Award theretofore awarded.

6.	AWARD ELIGIBILITY AND LIMITATIONS

6.1.	Service Providers

Awards may be made to any Service Provider, as the Board may determine and designate from time to time, in its discretion, subject to Section 8.7 in the case of an Incentive Stock Option. The Board may grant an Award to a person who is reasonably expected to become a Service Provider provided that such grant is contingent upon such person becoming a Service Provider.

6.2.	Successive Awards

Service Providers may receive more than one Award, subject to such restrictions as are provided herein.

6.3.	Stand-Alone, Additional, Tandem, and Substitute Awards

The Board may grant Awards either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall have the right to require the surrender of such other Award in consideration for the grant of the new Award. Subject to Section 3.3(ix), and the requirements of applicable law, the Board shall have the right, in its discretion, to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, RSUs or Restricted Shares).

7.	AWARD AGREEMENT

Each Award shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Without limiting the foregoing, an Award Agreement may be provided in the form of a notice that provides that acceptance of the Award constitutes acceptance of all terms and conditions of the Plan and the notice. Award Agreements granted from time to time or at the same time need not contain similar terms and conditions but shall be consistent with the terms and conditions of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Nonstatutory Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Nonstatutory Stock Options.

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8.	TERMS AND CONDITIONS OF OPTIONS

8.1.	Option Price

The Option Price of each Option shall be fixed by the Board and stated in the related Award Agreement. Each Option shall be separately designated in the Award Agreement as either an Incentive Stock Option or Nonqualified Option. The Option Price of each Option (except those that constitute Substitute Awards) shall be at least the Fair Market Value of a Share on the Grant Date; provided, however, that in the event that a Grantee is a Ten Percent Stockholder as of the Grant Date, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a Share.

8.2.	Vesting

Subject to Section 8.3, each Option shall become exercisable at such times and under such terms and conditions (including, without limitation, performance requirements) as may be determined by the Board and stated in the Award Agreement. No Option may be exercised for a fraction of a Share. The Board may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

8.3.	Term

8.3.1       General

Each Option shall terminate, and all rights to purchase Shares thereunder shall cease, upon the expiration of the Option term determined by the Board and stated in the Award Agreement not to exceed ten years from the Grant Date, or under such circumstances and on any date before ten years from the Grant Date as may be set forth in the Plan or as may be fixed by the Board and stated in the related Award Agreement; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option at the Grant Date shall not be exercisable after the expiration of five years from its Grant Date.

8.3.2       Separation from Service

Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Board, in the event a Grantee has a Separation from Service (other than upon the Grantee’s death or Disability), the Grantee may exercise any Option (to the extent that the Grantee was entitled to exercise such Option as of the date of Separation from Service) but only within such period of time ending on the earlier of (i) the date three months following the Grantee’s Separation from Service or (ii) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the Separation from Service is by the Company for Cause or if the Grantee’s Separation from Service is due to resignation, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Grantee does not exercise the Option within the time specified in the Award Agreement, the Option shall terminate.

8.3.3       Extension of Termination Date

A Grantee's Award Agreement may also provide that if the exercise of the Option following the Grantee’s Separation from Service for any reason would be prohibited at any time because the issuance of Shares would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option in accordance with Section 8.3.1 or (ii) the expiration of a period after the Grantee’s Separation from Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

8.3.4       Disability of Grantee

Unless otherwise provided in an Award Agreement, in the event of a Grantee’s Separation from Service as a result of the Grantee's Disability, the Grantee may exercise any Option (to the extent that the Grantee was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date 12 months following such termination or (ii) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Grantee does not exercise the Option within the time specified herein or in the Award Agreement, the Option shall terminate.

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8.3.5       Death of Grantee

Unless otherwise provided in an Award Agreement, in the event of a Grantee’s Separation from Service as a result of the Grantee's death, then the Option may be exercised (to the extent the Grantee was entitled to exercise such Option as of the date of death) by the Grantee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Grantee's death, but only within the period ending on the earlier of (i) the date 12 months following the date of death or (ii) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Grantee's death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

8.4.	Limitations on Exercise of Option

Notwithstanding any other term or condition of the Plan, in no event may any Option be exercised, in whole or in part, (i) prior to the date the Plan is approved by the Stockholders as provided herein or (ii) after the occurrence of an event that results in termination of the Option.

8.5.	Method of Exercise

An Option that is exercisable may be exercised by the Grantee’s delivery of a notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. To be effective, notice of exercise must be made in accordance with procedures established by the Company from time to time.

8.6.	Rights of Holders of Options

Unless otherwise stated in the related Award Agreement, an individual holding or exercising an Option shall have none of the rights of a Stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject Shares or to direct the voting of the subject Shares) until the Shares covered thereby are fully paid and issued to the Grantee. Except as provided in Section 15 or the related Award Agreement, no adjustment shall be made for dividends, distributions, or other rights for which the record date is before the date of such issuance.

8.7.	Limitations on Incentive Stock Options

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of the Option is an employee of the Company or any Subsidiary; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the Stockholders in a manner intended to comply with the stockholder approval requirements of Code Section 422; provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonstatutory Stock Option unless and until such approval is obtained.

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9.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS (SARs)

9.1.	Right to Payment

A SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the SAR Exercise Price. The Award Agreement for a SAR (except those that constitute Substitute Awards) shall specify the SAR Exercise Price, which shall be fixed on the Grant Date as not less than the Fair Market Value of a Share on that date. SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award. A SAR granted in tandem with an outstanding Option after the Grant Date of such Option shall have a SAR Exercise Price that is equal to the Option Price; provided, however, that the SAR Exercise Price may not be less than the Fair Market Value of a Share on the Grant Date of the SAR to the extent required by Section 409A.

9.2.	Other Terms

The Board shall determine at the Grant Date, or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable after Separation from Service or upon other terms or conditions, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

9.3.	Term of SARs

The term of a SAR granted under the Plan shall be determined by the Board, in its sole discretion, and stated in the related Award Agreement; provided, however, that such term shall not exceed ten years.

9.4.	Payment of SAR Amount

Upon exercise of a SAR, a Grantee shall be entitled to receive payment from the Company (in cash or Shares) in an amount determined by multiplying:

(i)	the difference between the Fair Market Value of a Share on the date of exercise over the SAR Exercise Price; by

(ii)	the number of Shares with respect to which the SAR is exercised.

10.	TERMS AND CONDITIONS OF RESTRICTED SHARES AND RSUs

10.1.	Restrictions

At the time of grant, the Board may, in its sole discretion, establish a period of time (a “Restricted Period”) and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Shares or RSUs. Each Award of Restricted Shares or RSUs may be subject to a different Restricted Period and additional restrictions. Neither Restricted Shares nor RSUs may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other applicable restrictions.

10.2.	Restricted Share Certificates

The Company shall issue, in the name of each Grantee to whom Restricted Shares have been granted, stock certificates or other evidence of ownership representing the total number of Restricted Shares granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as any Restricted Shares are forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee; provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

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10.3.	Rights of Holders of Restricted Shares

Unless the Board otherwise provides in an Award Agreement and subject to Section 17.10, holders of Restricted Shares shall have rights as Stockholders, including voting and dividend rights.

10.4.	Rights of Holders of RSUs

10.4.1.	Settlement of RSUs

RSUs may be settled in cash or Shares, as determined by the Board and set forth in the Award Agreement. The Award Agreement shall also set forth whether the RSUs shall be settled (i) within the time period specified for “short term deferrals” under Section 409A or (ii) otherwise within the requirements of Section 409A, in which case the Award Agreement shall specify upon which events such RSUs shall be settled.

10.4.2.	Voting and Dividend Rights

Unless otherwise stated in the applicable Award Agreement and subject to Section 17.10, holders of RSUs shall not have rights as Stockholders, including no voting or dividend or dividend equivalents rights.

10.4.3.	Creditor’s Rights

A holder of RSUs shall have no rights other than those of a general creditor of the Company. RSUs represent an unfunded and unsecured obligation of the Company, subject to the applicable Award Agreement.

10.5.	Purchase of Restricted Shares

The Grantee shall be required, to the extent required by applicable law, to purchase Restricted Shares from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the Shares represented by such Restricted Shares or (ii) the Purchase Price, if any, specified in the related Award Agreement. If specified in the Award Agreement, the Purchase Price may be deemed paid by services already rendered. The Purchase Price shall be payable in a form described in Section 11 or, if permitted by the Board, in consideration for past services rendered.

10.6.	Delivery of Stock Certificates

Upon the expiration or termination of any Restricted Period and the satisfaction of any other terms and conditions prescribed by the Board, the restrictions applicable to Restricted Shares or RSUs settled in Shares shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such Shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

11.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED SHARES

11.1.	General Rule

Payment of the Option Price for an Option or the Purchase Price for Restricted Shares shall be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 11. Notwithstanding any provision of this Section 11, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Non-Employee Director or officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

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11.2.	Surrender of Stock

To the extent the Award Agreement so provides, payment of the Option Price for Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Shares may be made all or in part through the tender to, or withholding by, the Company of Shares that shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price for Restricted Shares has been paid thereby, at their Fair Market Value on the date of exercise or surrender. Notwithstanding the foregoing, in the case of an Incentive Stock Option, the right to make payment in the form of already owned Shares may be authorized only at the time of grant.

11.3.	Cashless Exercise

With respect to an Option only (and not with respect to Restricted Shares), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part by delivery (on a form acceptable to the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 17.3.

11.4.	Other Forms of Payment

To the extent the Award Agreement so provides, payment of the Option Price or the Purchase Price for Restricted Shares may be made in any other form that is consistent with applicable laws, regulations, and rules, including the Company’s withholding of Shares otherwise due to the exercising Grantee.

12.	TERMS AND CONDITIONS OF PERFORMANCE AWARDS

The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Board. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions.

13.	other sTOCK-based awards

13.1.	Grant of Other Stock-based Awards

Other Stock-based Awards may be granted either alone or in addition to or in conjunction with other Awards. Other Stock-based Awards may be granted in lieu of other cash or other compensation to which a Service Provider is entitled from the Company or may be used in the settlement of amounts payable in Shares under any other compensation plan or arrangement of the Company. Subject to the terms and conditions of the Plan, the Board shall have the sole and complete authority to determine the persons to whom and the time or times at which such Awards may be made, the number of Shares to be granted under such Awards, and all other terms and conditions of such Awards. Unless the Board determines otherwise, any such Award shall be confirmed by an Award Agreement, which shall contain such terms and conditions as the Board determines to be necessary or appropriate to carry out the intent of the Plan with respect to such Award.

13.2.       Terms of Other Stock-based Awards

Any Shares subject to Awards made under this Section 13 may not be sold, assigned, transferred, pledged, or otherwise encumbered before the date on which the Shares are issued, or, if later, the date on which any applicable restriction, performance, or deferral period lapses.

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14.	REQUIREMENTS OF LAW

14.1.	General

The Company shall not be required to sell or issue any Shares under any Award if the sale or issuance of such Shares would constitute a violation by the Grantee, any other individual, or the Company of any law or regulation of any governmental authority, including any federal or state securities laws or regulations. If at any time the Company determines that the listing, registration, or qualification of any Shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a term or condition of, or in connection with, the issuance or purchase of Shares hereunder, no Shares may be issued or sold to the Grantee or any other individual exercising an Option unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any terms and conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any Shares underlying an Award, unless a registration statement under such Act is in effect with respect to the Shares covered by such Award, the Company shall not be required to sell or issue such Shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such Shares under an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall not be obligated to, register any securities covered hereby under the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of Shares under the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the Shares covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption. The Board may require the Grantee to sign such additional documentation, make such representations, and furnish such information as the Board may consider appropriate in connection with the grant of Awards or issuance or delivery of Shares in compliance with applicable laws.

14.2.	California Grantees

The Plan is intended to comply with Section 25102(o) of the California Corporations Code, to the extent applicable. In that regard, to the extent required by Section 25102(o), (1) the terms of any Options or SARs, to the extent vested and exercisable upon a Grantee’s Separation from Service, shall include any minimum exercise periods following Separation from Service specified by Section 25102(o) and (2) any repurchase right of the Company with respect to Issued Shares shall include a minimum 90-day notice requirement. Any Plan term that is inconsistent with Section 25102(o) shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 25102(o).

14.3       Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the exercise of Options granted to officers and directors hereunder shall qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

14.4       Non-Exempt Employees.

No Option granted to a Grantee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option. Notwithstanding the foregoing, consistent with the provisions of the Worker Economic Opportunity Act, in the event of the Grantee’s death or Disability, upon a Change in Control in which the vesting of such Options accelerates, or upon the Grantee’s retirement (as such term may be defined in the Grantee’s Award Agreement or in another applicable agreement or in accordance with the Company’s then current employment policies and guidelines) any such vested Options may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option shall be exempt from the Grantee’s regular rate of pay.

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15.	EFFECT OF CHANGES IN CAPITALIZATION

15.1.	Changes in Common Stock

If (i) the number of outstanding Shares is increased or decreased or the Shares are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such Shares effected without receipt of consideration by the Company occurring after the Effective Date or (ii) there occurs any spin-off, split-up, extraordinary cash dividend, or other distribution of assets by the Company, (A) the number and kinds of shares for which grants of Awards may be made (including the per-Grantee maximums set forth in Section 4), (B) the number and kinds of shares for which outstanding Awards may be exercised or settled, and (C) the performance goals relating to outstanding Awards, shall be equitably adjusted by the Company; provided that any such adjustment shall comply with Section 409A. In addition, in the event of any such increase or decrease in the number of outstanding shares or other transaction described in clause (ii) above, the number and kind of shares for which Awards are outstanding and the Option Price per share of outstanding Options and SAR Exercise Price per share of outstanding SARs shall be equitably adjusted; provided that any such adjustment shall comply with Section 409A.

15.2.	Effect of Certain Transactions

Except as otherwise provided in an Award Agreement, in the event of a Corporate Transaction, the Plan and the Awards shall continue in effect in accordance with their respective terms, except that after a Corporate Transaction either (i) each outstanding Award shall be treated as provided for in the agreement entered into in connection with the Corporate Transaction or (ii) if not so provided in such agreement, each Grantee shall be entitled to receive in respect of each Share subject to any outstanding Awards, upon exercise or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property, or other consideration that each Stockholder was entitled to receive in the Corporate Transaction in respect of one Share; provided, however, that, unless otherwise determined by the Board, such stock, securities, cash, property or other consideration shall remain subject to all of the terms and conditions (including performance criteria) that were applicable to the Awards before such Corporate Transaction. Without limiting the generality of the foregoing, the treatment of outstanding Options and SARs under this Section 15.2 in connection with a Corporate Transaction in which the consideration paid or distributed to the Stockholders is not entirely shares of common stock of the acquiring or resulting corporation may include the cancellation of outstanding Options and SARs upon consummation of the Corporate Transaction as long as, at the election of the Board, (A) the holders of affected Options and SARs have been given a period of at least 15 days before the date of the consummation of the Corporate Transaction to exercise the Options or SARs (to the extent otherwise exercisable) or (B) the holders of the affected Options and SARs are paid (in cash or cash equivalents) in respect of each Share covered by the Option or SAR being canceled an amount equal to the excess, if any, of the per Share price paid or distributed to Stockholders in the Corporate Transaction (the value of any noncash consideration to be determined by the Board) over the Option Price or SAR Exercise Price, as applicable. For avoidance of doubt, (i) the cancellation of Options and SARs under clause (B) of the preceding sentence may be effected notwithstanding any other term or condition of the Plan or any Award Agreement and (ii) if the amount determined under clause (B) of the preceding sentence is zero or less, the affected Option or SAR may be cancelled without any payment therefore. The treatment of any Award as provided in this Section 15.2 shall be conclusively presumed to be appropriate for purposes of Section 15.1.

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15.3.	Change in Control

Subject to the requirements and limitations of Section 409A, if applicable, the Board may provide for any one or more of the following in connection with a Change in Control, which such actions need not be the same for all Grantees:

(i)	Accelerated Vesting. Unless otherwise provided in any Award Agreement, upon a Grantee’s Separation from Service immediately prior to, upon, or following a Change in Control for any reason other than Cause, the exercisability, vesting and/or settlement of an Award shall immediately accelerate.

(ii)	Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Grantee, either assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section 15.3, if so determined by the Board, in its discretion, an Award denominated in Shares shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a Share on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Board may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each Share subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Shares pursuant to the Change in Control. If any portion of such consideration may be received by holders of Shares pursuant to the Change in Control on a contingent or delayed basis, the Board may, in its sole discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable future payment of such consideration. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(iii)	Cash-Out of Awards. The Board may, in its discretion and without the consent of any Grantee, determine that, upon the occurrence of a Change in Control, each or any Award or a portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested Share (and each unvested Share, if so determined by the Board) subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per Share in the Change in Control, reduced by the exercise or purchase price per share, if any, under such Award. If any portion of such consideration may be received by holders of Shares pursuant to the Change in Control on a contingent or delayed basis, the Board may, in its sole discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable future payment of such consideration. In the event such determination is made by the Board, the amount of such payment (reduced by applicable withholding taxes, if any) shall be paid to Grantees in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards. The Board may, in its discretion, without payment of any consideration to the Grantee, cancel any outstanding Award to the extent not vested or exercised immediately prior to the Change in Control and not otherwise assumed or continued by the Acquiror in accordance with Section 15.3(ii) above.

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15.4.	Adjustments

Adjustments under this Section 15 related to Shares or other securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional Shares or other securities shall be issued under any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole Share.

16.	No Limitations on Company

The grant of Awards shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

17.	TERMS APPLICABLE GENERALLY TO AWARDS

17.1.	Disclaimer of Rights

No term or condition of the Plan or any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or any Affiliate either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding any other term or condition of the Plan, unless otherwise stated in the applicable Award Agreement, no Award shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider. The obligation of the Company to pay any benefits under the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the terms and conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the Plan.

17.2.	Nonexclusivity of the Plan

Neither the adoption of the Plan nor the submission of the Plan to the Stockholders for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals), including, without limitation, the granting of Options as the Board determines desirable.

17.3.	Withholding Taxes

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the issuance of any Shares upon the exercise of an Option or SAR, or (iii) otherwise due in connection with an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. The Company or the Affiliate, as the case may be, may require or permit the Grantee to satisfy such obligations, in whole or in part, (A) by causing the Company or the Affiliate to withhold up to the maximum required number of Shares otherwise issuable to the Grantee as may be necessary to satisfy such withholding obligation or (B) by delivering to the Company or the Affiliate Shares already owned by the Grantee. The Shares so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the Shares used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. To the extent applicable, a Grantee may satisfy any withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

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17.4.	Other Terms and Conditions; Employment Agreements

Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion. In the event of any conflict between the terms and conditions of an employment agreement and the Plan, the terms and conditions of the employment agreement shall govern.

17.5.	Severability

If any term or condition of the Plan or any Award Agreement is determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining terms and conditions hereof and thereof shall be severable and enforceable, and all terms and conditions shall remain enforceable in any other jurisdiction.

17.6.	Governing Law

The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware without regard to the principles of conflicts of law that could cause the application of the laws of any jurisdiction other than the State of Delaware. For purposes of resolving any dispute that arises under the Plan, each Grantee, by virtue of receiving an Award, shall be deemed to have submitted to and consented to the exclusive jurisdiction of the State of Florida and to have agreed that any related litigation shall be conducted solely in the courts of Miami-Dade County or the federal courts for the U.S. for the Southern District of Florida, where the Plan is made and to be performed, and no other courts. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974.

17.7.	Section 409A

The Plan is intended to comply with Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise. For purposes of Section 409A, each installment payment under the Plan shall be treated as a separate payment. Notwithstanding any other term or condition of the Plan, to the extent required to avoid accelerated taxation or tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided under the Plan during the six-month period immediately after the Grantee’s Separation from Service shall instead be paid on the first payroll date after the six-month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Board shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Grantee under Section 409A and neither the Company nor the Board shall have any liability to any Grantee for such tax or penalty.

17.8.	Separation from Service

The Board shall determine the effect of a Separation from Service upon Awards, and such effect shall be set forth in the appropriate Award Agreement. Without limiting the foregoing, the Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, the actions that may be taken upon the occurrence of a Separation from Service, including accelerated vesting or termination, depending upon the circumstances surrounding the Separation from Service.

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17.9.	Transferability of Awards and Issued Shares

17.9.1.	Transfers in General

Except as provided in Section 17.9.2, no Award shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution, and, during the lifetime of the Grantee, only the Grantee personally (or the Grantee’s personal representative) may exercise rights under the Plan.

17.9.2.	Family Transfers

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Award (other than Incentive Stock Options) to any Family Member. For the purpose of this Section 17.9.2, a “not for value” transfer is a transfer that is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. After a transfer under this Section 17.9.2, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately before transfer. Subsequent transfers of transferred Awards are prohibited except to Family Members of the original Grantee in accordance with this Section 17.9.2 or by will or the laws of descent and distribution.

17.10.	Dividend Equivalent Rights

If specified in the Award Agreement, the recipient of an Award may be entitled to receive dividend equivalent rights with respect to the Shares or other securities covered by an Award. The terms and conditions of a dividend equivalent right may be set forth in the Award Agreement. Dividend equivalents credited to a Grantee may be paid in cash or deemed to be reinvested in additional Shares or other securities of the Company at a price per unit equal to the Fair Market Value of a Share on the date that such dividend was paid to Stockholders. Notwithstanding the foregoing, dividends or dividend equivalents shall not be paid on any Award or portion thereof that is unvested or on any Award that is subject to the achievement of performance criteria before the Award has become earned and payable.

17.11.	Data Protection

A Grantee’s acceptance of an Award shall be deemed to constitute the Grantee’s acknowledgement of and consent to the collection and processing of personal data relating to the Grantee so that the Company can meet its obligations and exercise its rights under the Plan and generally administer and manage the Plan. This data shall include data about participation in the Plan and Shares offered or received, purchased, or sold under the Plan and other appropriate financial and other data (such as the date on which the Awards were granted) about the Grantee and the Grantee’s participation in the Plan.

17.12.	Disqualifying Dispositions

Any Grantee who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of Shares acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the Shares acquired upon exercise of such Incentive Stock Option shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

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17.13.	Plan Construction

In the Plan, unless otherwise stated, the following uses apply:

(i)  references to a statute or law refer to the statute or law and any amendments and any successor statutes or laws, and to all valid and binding governmental regulations, court decisions, and other regulatory and judicial authority issued or rendered thereunder, as amended, or their successors, as in effect at the relevant time;

(ii)  in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to and including”;

(iii)  indications of time of day shall be based upon the time applicable to the location of the principal headquarters of the Company;

(iv)  the words “include,” “includes” and “including” (and the like) mean “include, without limitation,” “includes, without limitation” and “including, without limitation” (and the like), respectively;

(v)  all references to articles and sections are to articles and sections in the Plan;

(vi)  all words used shall be construed to be of such gender or number as the circumstances and context require;

(vii)  the captions and headings of articles and sections have been inserted solely for convenience of reference and shall not be considered a part of the Plan, nor shall any of them affect the meaning or interpretation of the Plan;

(viii)  any reference to an agreement, plan, policy, form, document or set of documents, and the rights and obligations of the parties under any such agreement, plan, policy, form, document or set of documents, shall mean such agreement, plan, policy, form, document or set of documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(ix)  all accounting terms not specifically defined shall be construed in accordance with GAAP.

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ENOCHIAN BIOSCIENCES INC.

Annual Meeting of Stockholders

June 22, 2023 at 12:00 PM (EDT)

This Proxy is solicited on behalf of the Board of Directors of Enochian BioSciences Inc.

The stockholder(s) hereby appoint(s) Mark Dybul and Luisa Puche or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Enochian BioSciences Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 PM EDT on June 22, 2023, and any adjournment or postponement thereof. The Annual Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at https://viewproxy.com/enochianbio/2023/htype.asp by 11:59 PM EST on June 19, 2023. On the day of the Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and the password you received via email in your registration confirmation. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the section titled "Questions and Answers about the 2023 Meeting."

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

CONTINUED AND TO BE MARKED, DATED AND SIGNED ON THE OTHER SIDE

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement and Annual Report are available at
http://www.viewproxy.com/enochianbio/2023

Please mark your votes like this ☒

The Board of Directors recommends you vote FOR the following:

Proposal 1 — *Election of Directors.* To elect seven (7) members of our Board, each to hold office until the next annual meeting of stockholders or until such director's successor shall have been duly elected and qualified.

Nominees	FOR	WITHHOLD	FOR ALL EXCEPT
(01) Mr. Renè Sindlev (02) Dr. Mark Dybul (03) Dr. Carol Brosgart (04) Mr. Gregg Alton (05) Mr. James Sapirstein (06) Mr. Henrik Gronfeldt-Sorensen (07) Ms. Jayne McNicol	☐	☐	☐ ________

☐ Change of Address — Please print new address below

____

____

The Board of Directors recommends you vote FOR Proposal 2.

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

The Board of Directors recommends you vote FOR Proposal 3.

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

NOTE: To transact such other business as may properly come before the meeting and any postponement or adjournment thereof.

Date:______________________________________

____

Signature

____

Signature (if held jointly)

Please sign exactly as name(s) appear(s) hereon. When signing as an attorney, executor, administrator, trustee or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

VIRTUAL CONTROL NUMBER

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PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

As a stockholder of Enochian BioSciences Inc., you have the option of voting your shares prior to the Annual Meeting electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted prior to the Annual Meeting electronically over the Internet or by telephone must be received by 11:59 PM EDT on June 21, 2023.

As a Registered Holder, you may vote your shares at the Annual Meeting by first registering at http://www.viewproxy.com/enochianbio/2023/htype.asp. Your registration must be received by 11:59 PM EDT on June 19, 2023. On the day of the meeting, you may log in to the meeting using the link and password you received via email in your registration confirmation and follow instructions to vote your shares. Please have your Virtual Control Number with you during the meeting in order to vote. Further instructions on how to attend and vote at the Annual Meeting are contained in the Proxy Statement in the section titled "Questions and Answers about the 2023 Meeting."

VIRTUAL CONTROL NUMBER

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PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone, or when attending the Annual Meeting

INTERNET

Vote Your Shares on the Internet:

Go to www.AALvote.com/ENOB

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Shares by Phone:

Call 1 (866) 804-9616

Use any touch-tone telephone to vote your shares. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Shares by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.